Filed pursuant to Rule 497(e)

                               WM GROUP OF FUNDS
                                   SUITE 300
                             601 WEST MAIN AVENUE
                        SPOKANE, WASHINGTON  99201-0613
                                 800-543-8072

STATEMENT OF ADDITIONAL INFORMATION
March 23, 1998, as revised April 16, 1998

WM Group of Funds

MONEY FUNDS                             EQUITY FUNDS
-----------                             ------------
     MONEY MARKET FUND                        BOND & STOCK FUND
     TAX-EXEMPT MONEY MARKET FUND             GROWTH & INCOME FUND
     CALIFORNIA MONEY FUND                    GROWTH FUND
FIXED-INCOME FUNDS                            INTERNATIONAL GROWTH FUND
------------------                            NORTHWEST FUND
     SHORT TERM HIGH QUALITY BOND FUND        EMERGING GROWTH FUND
     TARGET MATURITY 2002 FUND          STRATEGIC ASSET MANAGEMENT PORTFOLIOS
     U.S. GOVERNMENT SECURITIES FUND    -------------------------------------
     INCOME FUND                              STRATEGIC GROWTH PORTFOLIO
     HIGH YIELD FUND                          CONSERVATIVE GROWTH PORTFOLIO
MUNICIPAL FUNDS                               BALANCED PORTFOLIO
---------------                               FLEXIBLE INCOME PORTFOLIO
     TAX-EXEMPT BOND FUND                     INCOME PORTFOLIO

     CALIFORNIA MUNICIPAL FUND
     CALIFORNIA INSURED INTERMEDIATE
       MUNICIPAL FUND
     FLORIDA INSURED MUNICIPAL FUND

     This Statement of Additional Information (the "SAI") supplements the information contained in the current Prospectus of the WM Group of Funds listed above dated March 23, 1998 (the "Prospectus"), and should be read in conjunction
                                 ----------
with such Prospectus.

     The Money Market, Tax-Exempt Money Market, High Yield, Income, U.S. Government Securities, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds are series of WM Trust I, a Massachusetts business trust organized on September 19, 1997. The California Money, Short Term High Quality Bond, Target Maturity 2002, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds are series of WM Trust II, a Massachusetts business trust organized on February 22, 1989. The series of WM Trust I and WM Trust II are collectively referred to in this SAI as the "Funds." The Strategic Growth,
                                                 -----
Conservative Growth, Balanced, Flexible Income and Income Portfolios, collectively referred to in this SAI as the "Portfolios," are series of WM Strategic Asset Management Portfolios, a Massachusetts business trust organized on March 26, 1996. In this SAI WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios are referred to as the "Trusts."
                                              ------

     The Prospectus may be obtained without charge by writing to WM Shareholders Services, Inc. ("Shareholder Services") or by calling Shareholder Services at
                 --------------------
800-222-5852. This SAI provides information applicable to the Class A, Class B, Class I and Class S shares of each of the

Funds (except for the Target Maturity 2002 Fund, which offers only Class A shares), and the Class A and Class B shares of each of the Portfolios. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                   CONTENTS

MANAGEMENT................................................................   -4-
INVESTMENT OBJECTIVES AND POLICIES........................................  -25-
INVESTMENT RESTRICTIONS...................................................  -75-
PORTFOLIO TURNOVER........................................................  -83-
PORTFOLIO TRANSACTIONS....................................................  -84-
NET ASSET VALUE...........................................................  -89-
HOW TO BUY AND REDEEM SHARES..............................................  -91-
HOW TO EXCHANGE SHARES....................................................  -96-
DETERMINATION OF PERFORMANCE..............................................  -97-
TAXES..................................................................... -104-
DISTRIBUTOR............................................................... -110-
APPENDIX.................................................................. -115-
FINANCIAL STATEMENTS...................................................... -121-

                                  MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     The Trusts are governed by a common Board of Trustees which oversees the Trusts' activities and is responsible for protecting the interests of shareholders. The names, addresses and birthdates of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations, are set forth below. The executive officers of the Trusts are employees of organizations that provide services to the Funds and Portfolios offered by the Trusts. Each Trustee who is an "interested person" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940
                                                                           ----
Act"), is indicated by an asterisk.
---

TRUSTEES:
--------

DAVID E. ANDERSON (11/17/26)
Trustee
17960 Seabreeze Drive
Pacific Palisades, California 90272

Retired in 1988 from GTE California, Inc. after 40 years of service. President and CEO from 1979 to 1988. Director of Barclay's Bank of California until 1988. Currently involved in the following charitable organizations as a director on the following boards: Board chairman, Children's Bureau Foundation; Board member, Upward Bound House of Santa Monica; Past campaign chairman of United Way; Former chairman, Los Angeles Area Chamber of Commerce.

WAYNE L. ATTWOOD, MD (1/28/29)
Trustee
2931 S. Howard
Spokane, Washington 99203

Retired doctor of internal medicine and gastroenterology. Former president, Medical Staff -- Sacred Heart Medical Center; former president of Spokane Society of Internal Medicine; and former president of Spokane Physicians for Social Responsibility.

ARTHUR H. BERNSTEIN, ESQ. (6/8/25)
Trustee
11661 San Vicente Blvd., Suite 701
Los Angeles, California 90049

President of Bancorp Capital Group, Inc. and Bancorp Venture Capital, Inc. Previously served on the board of directors of Great Western Leasing Corporation, subsidiary of Great Western Financial Corporation ("GWFC"), until
                                                                 ----
the subsidiary was sold in 1987.  Director of Ryder

System, Inc.; chairman of the board of trustees of the California Family Studies Center and Phillips Graduate Institute since 1984.


KRISTIANNE BLAKE (1/22/54)
Trustee
705 W. 7th, Suite D
Spokane, Washington 99204

CPA specializing in personal financial and tax planning since 1975. Served as a partner with the accounting firm of Deloitte, Haskins & Sells prior to starting own firm in 1987. Community activities include: United Way of Spokane County - board chair; YMCA of the Inland Northwest - treasurer; Junior League of Spokane
- past president; Spokane Intercollegiate Research & Technology Institute Foundation - board member; Spokane Joint Center for Higher Education - board member; Spokane Area Chamber of Commerce - board member; and St. George's School
- board member.

EDMOND R. DAVIS, ESQ. (9/24/28)
Trustee
550 South Hope Street, 21st Floor
Los Angeles, California 90071-2604

Joined the law firm of Brobeck, Phleger & Harrison as a partner in 1987, responsible for estate planning, and trusts and estate matters in the Los Angeles office. Prior to joining the firm, had a similar position for 20 years with the law firm of Overton, Lyman & Prince in Los Angeles. His expertise has been recognized in Who's Who in California, the Best Lawyers of America and Who's Who in American Law.

JOHN W. ENGLISH (3/27/33)
Trustee
50 H New England Ave.
P.O. Box 640
Summit, New Jersey 07902-0640

Retired vice president and chief investment officer of the Ford Foundation (a non-profit charitable organization). Chairman of the board and director, the China Fund, Inc., (closed-end mutual fund). Director, Paribas Trust for Institutions (an open-end mutual fund). Trustee, Retail Property Trust (a company providing management services for a shopping center).

*ANNE V. FARRELL  (7/17/35)
Trustee
425 Pike Street, Suite 510
Seattle, Washington 98101

Joined the Seattle Foundation (a charitable foundation) in 1980 as executive vice president. Became president in 1984. Also serves on the board of Washington Mutual Bank and Blue Cross of Washington and Alaska. Listed in Who's Who in America. Past President of the Nature Conservancy of Washington, Lakeside School and Seattle Rotary Club. Currently a Regent at Seattle University and president of the Rainier Club in Seattle.

*MICHAEL K. MURPHY  (1/14/37)
Trustee
PO Box 3366
Spokane, Washington 99220-3366

Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-mix Concrete Company) and president of Inland Asphalt Company. Member of the board of directors for Washington Mutual, Inc. ("Washington Mutual"), and Momentum, Inc. Former president and director of
  -----------------
Inland Empire Chapter - Associated General Contractors, and former director of National Aggregates Associates.

ALFRED E. OSBORNE, JR. PH.D. (12/7/44)
Trustee
110 Westwood Plaza, Suite C305
Los Angeles, California 90095-1481

University professor, researcher and administrator at University of California Los Angeles since 1972. Director, Times Mirror Company (newspaper publisher), United States Filter Corporation, Nordstrom Inc. (clothing retailer) and Greyhound Lines, Inc. (bus company). Independent general partner, Technology Funding Venture Partners V, and former Governor of the National Association of Securities Dealers, Inc.

*WILLIAM G. PAPESH  (1/21/43)
President and Trustee
601 W. Main Avenue
Suite 300
Spokane, WA  99201

President and director of WM Advisors, Inc. (the "Advisor"), WM Shareholder
                                                  -------
Services, Inc. ("Shareholder Services"), WM Funds Distributor, Inc. (the
                 --------------------
"Distributor") and WM Services, Inc. (a registered investment adviser and
 -----------
broker/dealer).

DANIEL L. PAVELICH  (9/12/44)
Trustee
Two Prudential Plaza
180 North Stetson Avenue, Suite 4300
Chicago, Illinois 60601

Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm. Worked in Seidman's Spokane office for 27 years and is a former presiding member of the firm's board of directors. A member of the American Institute of CPAs and served as a vice president of the Washington Society of CPAs' board of directors.

JAY ROCKEY (1/5/28)
Trustee
2121 Fifth Avenue
Seattle, Washington 98121

Founder and chairman of The Rockey Company, a public relations and marketing communications consulting firm with headquarters in Seattle and offices in Portland and Spokane. Founder and director of RXL Pulitzer, an international multimedia company that is a joint venture with Pulitzer Publishing Co. of St. Louis. History includes managing New York City public relations for Aluminum Company of America, director of public relations for the Seattle World's Fair and the presidency of the Public Relations Society of America.

RICHARD C. YANCEY   (5/28/26)
Lead Trustee
535 Madison Avenue
New York, New York 10022

Investment Banker - Dillon, Read & Co., Inc., New York City, 1952 through 1992. Served as vice president, managing director and director and senior advisor at Dillon, Read & Co. Member of the boards of directors of AdMedia Partners, Inc., CapMAC Holdings Inc., Fiberite, Inc., The Scoreboard, Inc., and Czech and Slovak American Enterprise Fund.

OFFICERS:
---------

GENE BRANSON (12/26/45)
Vice President
11th Floor
601 W. Main Street
Spokane, WA 99201

Senior Vice President and Director of the Distributor and Shareholder Services and Vice President and Director of the Advisor.

MONTE D. CALVIN, CPA (1/22/44)
Senior Vice President and Chief Financial Officer
601 W. Main Avenue
Suite 300
Spokane, WA  99201

Executive Vice President and Director of Shareholder Services; Director of the Advisor and the Distributor.

SANDY CAVANAUGH (5/10/54)
Senior Vice President
1631 Broadway
Sacramento, CA 95818

First Vice President and Director of the Distributor since September 1997. Director of Advisor and Shareholder Services. Prior to joining the Distributor, Ms. Cavanaugh held senior level positions with AIM Funds Distributor, First Interstate Investments and ASB Financial Services.

JEFFREY L. LUNZER, CPA (1/4/61)
Vice President and Treasurer
101 W. Main Avenue
Suite 300
Spokane, WA 99201

Vice President of Shareholder Services.

JOHN T. WEST, CPA (1/21/55)
Vice President, Secretary and Compliance Officer
601 W. Main Avenue
Suite 300
Spokane, WA  99201

Vice President of Shareholder Services.

     Each of the Trustees and officers of the Trusts listed above holds the same position(s) with all three Trusts and is also a trustee or officer of WM Variable Trust (the "Variable Trust") and WM Prime Income Fund (the "Prime
                     --------------                                  -----
Income Fund").  Each of the Variable Trust and the Prime Income Fund is an
-----------
investment company advised by the Advisor.

     REMUNERATION. No Trustee who is a director, officer or employee of the Advisor or its affiliates receives any compensation from the Trusts for serving as Trustee of the Trusts. The Trusts, together with the Variable Trust and the Prime Income Fund, pay each Trustee who is not a director, officer or employee of the Advisor or its affiliates a fee of $18,000 per annum plus

$3,000 per Board meeting attended in person and $1,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. The Lead Trustee receives an additional fee of $500 per month. The Chairman of each committee receives a fee of $500 per committee meeting. Officers of the Trusts receive no direct remuneration in such capacity from the Trusts. Officers and Trustees of the Trusts who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly.

     Wayne L. Attwood, M.D., Kristianne Blake, Anne V. Farrell, Michael K. Murphy, William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey became Trustees of WM Trust II and WM Strategic Asset Management Portfolios on December 23, 1997. Arthur H. Bernstein, Esq., David E. Anderson, Edmond R. Davis, Esq., John W. English and Alfred E. Osborne, Jr. Ph.D became trustees of WM Trust I on December 23, 1997.

     The Funds other than the High Yield Fund which are series of WM Trust I are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated, which made up the group of mutual funds known as the "Composite Funds."

     Composite U.S. Government Securities, Inc. (1982)
     Composite Income Fund, Inc. (1975)
     Composite Growth & Income Fund, a series of Composite Equity Series, Inc.
     (1949)
     Composite Money Market Portfolio, a series of Composite Cash Management Company (predecessor of the Money Market Fund) (1979)
     Composite Tax-Exempt Portfolio, a series of Composite Cash Management
     Company
     (predecessor of the Tax-Exempt Money Market Fund) (1979)
     Composite Tax-Exempt Bond Fund, Inc. (1976)
     Composite Northwest Fund, Inc. (1986)
     Composite Bond & Stock Fund, Inc. (1939)

     Each of the Composite Funds was reorganized as a series of WM Trust I on March 20, 1998. In connection with this reorganization, the Trust, whose name was previously "The Composite Funds" and which conducted no operations prior to that date, changed its name to its current name. The High Yield fund is newly-organized as of the date of this SAI.

     Prior to March 20, 1998, the name of WM Trust II was "Sierra Trust Funds" and the name of WM Asset Management Portfolios was "Sierra Asset Management Portfolios." These Trusts were part of a family of mutual funds known as the "Sierra Funds."

     The reorganizations and name changes described in the foregoing paragraphs were part of an overall restructuring of the Composite Funds and the Sierra Funds into a combined mutual fund family known as the WM Group of Funds. This restructuring also consisted of the replacement of Sierra Investment Advisors Corporation as investment advisor to the Sierra Funds with WM Advisors, Inc. (formerly known as Composite Research & Management Co.), the advisor to the Composite Funds, the election of the Directors of the Composite Funds as Trustees of WM Trust I, WM Trust II and WM Asset Management Portfolios and the election of the independent Trustees of WM Trust II and WM Asset Management Portfolios as Trustees of WM Trust I.

          The following table shows the aggregate compensation paid to each of the Trusts' Trustees by the Trusts (or, in the case of WM Trust I, by the predecessor Composite Funds) for the most recent fiscal year and by Trusts together with the Variable Trust, the Prime Income Fund and Composite Deferred Series, Inc., an investment company for which WM Advisors, Inc. was formerly the advisor, for the year ended December 31, 1997.

                              COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Total Compensation
                                     Aggregate              Pension or                                From the Trusts, the
                                 Compensation From      Retirement Benefits     Estimated Annual       Variable Trust, the
            Trustee               the Trusts* for         Accrued as Part        Benefits Upon        Prime Income Fund and
                                 fiscal year ended       of Fund Expenses          Retirement          Composite Deferred
                                      1997**                                                              Series, Inc.
                                                                                                         for year ended
                                                                                                        December 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
David E. Anderson                  $19,000                      $0                     $0                $41,450

Wayne L. Attwood, M.D.              10,864                       0                     0                  15,000

Arthur H. Bernstein, Esq.           24,438                       0                     0                  59,889

Kristianne Blake                    11,963                       0                     0                  16,500

Edmond R. Davis, Esq.               19,000                       0                     0                  41,450

John W. English                     19,000                       0                     0                  41,450

Alfred E. Osborne, Jr., Ph.D.       19,000                       0                     0                  41,450

Daniel L. Pavelich                  10,150                       0                     0                  14,000

Jay Rockey                          10,864                       0                     0                  15,000

Richard C. Yancey                   10,864                       0                     0                  15,000
--------------------------------------------------------------------------------------------------------------------------------

*In the case of WM Trust I, from predecessor Composite Funds

**Fiscal year for WM Trust II and WM Asset Management Portfolios ended June 30, 1997. Fiscal year for predecessors of Funds in WM Trust I ended December 31 or October 31, 1997, depending on the Fund; data is shown for year ended December 31, 1997.

     During the fiscal year ended June 30, 1997, Sierra Investment Advisors Corporation reimbursed WM Trust II and WM Asset Management Portfolios in the amount of $80,500 for certain expenses associated with special meetings of the Board, held with regard to the contemplation of the sale of Sierra Capital Management Corporation and the merger of Great Western Financial Securities Corporation and Washington Mutual, Inc. As of October 1, 1997, the Trustees and officers of the Trusts owned, in the aggregate, 108,216 shares of the Balanced Portfolio, and less than 1% of the outstanding shares of any of the other Portfolios or the Funds in WM Trust II. As of December 31, 1997, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the outstanding shares of each Fund in WM Trust I. In addition, as of March 20, 1998, to the knowledge of the Trusts, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds in WM Trust I, and as of October 1, 1997, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds in WM Trust II and the Portfolios:

MONEY MARKET FUND - CLASS A: BHC Securities Omnibus Account, Attn: Cash Sweeps Dept., 2005 Market St. 12th Flr., Philadelphia, PA 19103, 30.2%.

MONEY MARKET FUND - CLASS B: WA Mutual Bank Cust IRA Rlvr, Robert O. Wright, 7824 Harbor Blvd, Pasco, WA 99301, 6.3%.

Stanley E. Armstrong, 8512 NE 10th St., Vancouver, WA 98664, 11.1%.

George Priest TTEE Emily H. Priest Living Trust U/A DTD 2/8/90, 23131 SW Starlight Dr., Sherwood, OR 97140, 13.4%.

Flossie Hasting & Milton Hasting JT TEN, 521 Field Rd., E. Spanaway, WA 98387, 6.4%.

WA Mutual Bank Cust. IRA, Mary K. Lutz, 3859 Glenwood LP SE, Salem, OR 97301, 5.7%.

BHC Securities, Inc., FBO #85674022 Attn: Mutual Funds Dept., One Commerce Square, 2005 Market St., Suite 1200, Philadelphia, PA 19103, 23.3%.

TAX-EXEMPT MONEY MARKET FUND - CLASS A:  BHC Securities Omnibus Account Attn:
Cash Sweeps Dept., 2005 Market 12th Floor, Philadelphia, PA 19103, 6.9%.

TAX-EXEMPT MONEY MARKET FUND - CLASS B: Genevieve Odegard, 5702 N 33rd St. St #13D, Tacoma, WA 98407, 90.0%.

Corporate Actions Audit % Murphey Favre Sec. Services Attn: Tom Hunt, 601 W. Main Ave. Ste 801, Spokane, WA 99201, 8.7%.

CALIFORNIA MONEY FUND - CLASS A: Edward B. Baker Ttee FBO The Baker Family Trust, DTD 7/10/94, 1650 16th Avenue, San Francisco, CA 94122, 18.28%.

CALIFORNIA MONEY FUND - CLASS B: Oscar L. Reheel Trustee, FBO: The Oscar L. Roehl Trust UTA DTD 12/15/89, 1826 Harding Avenue, Redwood City, CA 94062, 81.27%.

Ella M. Brown, 29094 Cobblestone Street, Nuevo, CA 92567, 15.47%.

CALIFORNIA MONEY FUND - CLASS I: Sierra Fund Administration, 9301 Corbin Avenue, Northridge, CA 91324, 100.00%.

SHORT TERM HIGH QUALITY BOND FUND- CLASS I: SAM Income Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 66.00%.

SAM Value Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 34.00%.

SHORT TERM HIGH QUALITY BOND FUND- CLASS S: KY Cabinet for Human Resources Trustee for the Marian K. Burns Irrevocable Charitable Remainder Trust, 275 E. Main Street, 6th Floor West, Frankfort, KY 40621, 11.81%.

Alec P. Morrison and Sandra K. Morrison JTWROS, 16975 Stag Thicket Lane, Strongsville, OH 44136, 10.88%.

BSDT Ttee IRA R FBO Mauro Fardo, 143 Los Altos Ave., Walnut Creek, CA 94598, 7.20%.

Harold P. Jewell and Oveta B. Jewell JTWROS, 1001 Urell Place NE, Washington, D.C. 20017, 5.01%.

INCOME FUND - CLASS A:   Rainier Trust Co., 1201 3rd Ave. #2010, Seattle, WA
98101, 7.6%.

CALIFORNIA MUNICIPAL FUND- CLASS I: Sierra Fund Administration Corp., 9301 Corbin Avenue, Northridge, CA 91324, 100.00%.

CALIFORNIA MUNICIPAL FUND - CLASS S: Josefina F. Perungoa and Reynaldo Fernando JTWROS, 5480 Avenida El Cid, Yorba Linda, CA 92686, 76.34%

Sierra Fund Administration Corp., 9301 Corbin Avenue, Northridge, CA  91324,
23.66%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND - CLASS I: Sierra Fund Administration Corp., 9301 Corbin Avenue, Northridge, CA 91324, 100.00%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND - CLASS S: Sierra Fund Administration Corp., 9301 Corbin Avenue, Northridge, CA 91324, 100.00%.

FLORIDA INSURED MUNICIPAL FUND - CLASS B: Joseph R. Ott and Stella C. Ott JTWROS, 5800 SW 99th Terrace, Miami, FL 33156, 7.55%.

FLORIDA INSURED MUNICIPAL FUND - CLASS S: Jill Kuharcik, 5696 High Flyer Road South, Palm Beach Gardens, FL 33418, 94.54%.

Sierra Fund Administration Corp., 9301 Corbin Avenue, Northridge, CA 91324,
5.46%

BOND & STOCK FUND - CLASS A: Rainier Trust Co., 1201 3rd Ave. #2010, Seattle, WA 98101, 6.7%.

GROWTH & INCOME FUND - CLASS A: Rainier Trust Co., 1201 3rd Ave. #2010, Seattle, WA 98101, 24.3%.

GROWTH FUND - CLASS I: SAM Growth Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 57.97%.

SAM Balanced Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 26.84%.

SAM Capital Growth Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 15.18%.

INTERNATIONAL GROWTH FUND- CLASS I: SAM Growth Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 61.45%.

SAM Balanced Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 32.66%.

SAM Capital Growth Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 5.89%.

NORTHWEST FUND - CLASS A: Rainier Trust Co., 1201 3rd Ave. #2010, Seattle, WA 98101, 8.3%.

EMERGING GROWTH FUND - CLASS A: Chase Manhattan Bank Ttee FBO: GWB ESIP Plan Trust A/C #29000108, 7700 Broadway, 10th Floor, New York, NY 10003, 14.98%.

EMERGING GROWTH FUND- CLASS I: SAM Growth Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 89.02%.

SAM Capital Growth Portfolio, C/O Sierra Advisors, 9301 Corbin Avenue, Suite 333, Northridge, CA 91324, 10.98%.

INCOME PORTFOLIO - CLASS A: Everen Clearing Corp. Cust., FBO: John H. Ormond IRA, 133 Woodland Way, Piedmont, CA 94611, 7.16%.

INCOME PORTFOLIO - CLASS B: BSDT Cust Rollover IRA FBO: Octavio Gomez, 3606 La Reforma Blvd., Baytown, TX 77521, 7.49%.

WM ADVISORS, INC., ITS AFFILIATES AND SERVICE PROVIDERS
-------------------------------------------------------



ADVISOR

     The Funds and Portfolios are managed by WM Advisors, Inc., which is referred to as the Advisor in this SAI. The Advisor has delegated portfolio management responsibilities in respect of the Growth, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and International Growth Funds to a sub-advisor.

     The Advisor has been in the business of investment management since 1944. Its responsibilities include formulating each Fund's and Portfolio's investment policies (subject to the terms of the Prospectus and this SAI), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors and monitoring each Fund's and Portfolio's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds and Portfolios. In connection with its service as investment advisor to each Fund and Portfolio, the Advisor may engage one or more sub-advisors to provide investment advisory services to any of the Funds or Portfolios and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of a Fund or Portfolio and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's or Portfolio's assets. In addition, the Trusts are seeking an order from the Securities and Exchange Commission which would permit the Funds and the Portfolios, subject to certain conditions, to enter into sub-advisory agreements with other sub-advisors approved by the Board of Trustees without shareholder approval. The exemptive request also seeks to permit, without shareholder approval, the terms of an existing sub-advisory agreement to be changed or the employment of an existing sub-advisor to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement when such changes or continuation are approved by the Trusts' Board of Trustees. Shareholders would be notified of any sub-advisor changes. The Advisor is an indirect wholly owned subsidiary of Washington Mutual, a publicly owned financial services company.

     The following organizations, under the supervision of the Advisor, act as sub-advisors to the Funds indicated below, and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:

     JANUS CAPITAL CORPORATION ("JANUS"), 100 Fillmore Street, Denver, Colorado
                                 -----
80206, acts as sub-advisor to the Growth Fund and has served in such capacity since the Fund's inception. Janus is an indirectly majority owned subsidiary of Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Janus has been providing investment advice to mutual funds or other large institutional clients since 1970. As of December 31, 1997, Janus' assets under management were in excess of $68 billion.

     VAN KAMPEN AMERICAN CAPITAL MANAGEMENT INC. ("VAN KAMPEN"), One Parkview
                                                   ----------
Plaza, Oakbrook, Illinois 60181, or its predecessors, has served as the sub-advisor for the California Insured Intermediate Municipal and Florida Insured Municipal Funds since each Fund's inception. Van Kampen is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a publicly held global financial services company.

     Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of November 30, 1997, of more than $68 billion.

     WARBURG PINCUS ASSET MANAGEMENT, INC. ("WARBURG"), 466 Lexington Avenue,
                                             -------
New York, New York 10017, acts as sub-advisor to the International Growth Fund. Warburg is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1998 , Warburg managed approximately $21 billion of assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP & Co."), which
                                                            --------
has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP & Co., may be deemed to control both WP & Co. and Warburg.

TRANSFER AGENT AND CUSTODIAN

     WM Shareholder Services, Inc., referred to as Shareholder Services in this SAI and the Prospectus, provides transfer agency and other shareholder services. Shareholder Services is an indirect wholly-owned subsidiary of Washington Mutual, located at 601 West Main Avenue, Suite 300, Spokane, Washington 99201. The Custodian for the Funds and the Portfolios is Boston Safe Deposit and Trust Co. which is located at One Boston Place, Boston, Massachusetts

02108. Shareholder Services may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services.

DISTRIBUTOR

     WM Funds Distributor, Inc., referred to as the Distributor in this SAI and the Prospectus, is the distributor of the Class A, Class B, Class I and Class S shares of the Funds and Class A and Class B shares of the Portfolios. The Distributor, located at 601 West Main Avenue, Suite 300, Spokane, Washington 99201, is an indirect wholly owned subsidiary of Washington Mutual.

     MANAGEMENT FEES. For the most recent three fiscal years the Funds and the Portfolios paid the Advisor or Sierra Investment Advisors Corporation (which was prior to 1998 the advisor to the Portfolios and the Funds within WM Trust II), as the case may be, the following management fees:

------------------------------------------------------------------------------------------------------------
                                                                Fiscal year ended 1997
------------------------------------------------------------------------------------------------------------
                                                                                        Expenses
                                                     Fees Paid       Fees Waived       Reimbursed
------------------------------------------------------------------------------------------------------------
Money Market Fund*                                  $1,148,906           $0             $198,432
------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund*                        $143,965            $0              $45,307
------------------------------------------------------------------------------------------------------------
California Money Fund**                              $187,084         $135,495             $0
------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund**                  $153,348         $153,348           $40,836
------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund**                           $7,756           $7,756            $59,718
------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund*                     $769,591            $0                $0
------------------------------------------------------------------------------------------------------------
Income Fund*                                         $553,562            $0                $0
------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund*                                $987,356            $0                $0
------------------------------------------------------------------------------------------------------------
California Municipal Fund**                         $2,063,242       $1,080,813            $0
------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund**     $398,681         $350,384             $0
------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund**                     $173,618         $173,618           $22,193
------------------------------------------------------------------------------------------------------------
Bond & Stock Fund***                                $1,912,341           $0                $0
------------------------------------------------------------------------------------------------------------
Growth & Income Fund***                             $1,630,777           $0                $0
------------------------------------------------------------------------------------------------------------
Growth Fund**                                       $2,418,645           $0                $0
------------------------------------------------------------------------------------------------------------
International Growth Fund**                         $1,444,004           $0                $0
------------------------------------------------------------------------------------------------------------
Northwest Fund***                                   $1,538,183        $137,944             $0
------------------------------------------------------------------------------------------------------------
Emerging Growth Fund**                              $2,600,399           $0                $0
------------------------------------------------------------------------------------------------------------
Strategic Growth Portfolio**                          $36,642          $6,241            $41,371
------------------------------------------------------------------------------------------------------------
Conservative Growth Portfolio**                      $260,044          $54,435           $98,600
------------------------------------------------------------------------------------------------------------
Balanced Portfolio**                                 $188,577          $40,744           $82,121
------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio**                           $19,886          $4,470            $34,312
------------------------------------------------------------------------------------------------------------
Income Portfolio**                                    $18,539          $4,476            $33,580
------------------------------------------------------------------------------------------------------------

*      Fiscal year ends 12/31
**     Fiscal year ends 6/30
***    Fiscal year ends 10/31

------------------------------------------------------------------------------------------------------------
                                                                Fiscal year ended 1996
------------------------------------------------------------------------------------------------------------
                                                                                         Expenses
                                                    Fees Paid        Fees Waived        Reimbursed
------------------------------------------------------------------------------------------------------------
Money Market Fund*                                   $916,867            $0              $202,612
------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund*                        $139,482            $0              $47,274
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
California Money Fund**                              $206,796         $148,062
------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund**                  $262,885         $262,885           $13,583
------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund**                           $7,915           $7,915            $47,054
------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund*                     $984,485            $0                 $0
------------------------------------------------------------------------------------------------------------
Income Fund*                                         $599,008            $0                 $0
------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund*                               $1,065,379           $0                 $0
------------------------------------------------------------------------------------------------------------
California Municipal Fund**                         $2,233,979       $1,398,796             $0
------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund**     $393,599         $393,599           $47,057
------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund**                     $201,769         $201,769           $74,295
------------------------------------------------------------------------------------------------------------
Bond & Stock Fund***                                $1,555,733           $0                 $0
------------------------------------------------------------------------------------------------------------
Growth & Income Fund***                             $1,065,507           $0                 $0
------------------------------------------------------------------------------------------------------------
Growth Fund**                                       $2,023,665           $0                 $0
------------------------------------------------------------------------------------------------------------
International Growth Fund**                         $1,062,220           $0                 $0
------------------------------------------------------------------------------------------------------------
Northwest Fund***                                   $1,123,204        $166,941              $0
------------------------------------------------------------------------------------------------------------
Emerging Growth Fund**                              $2,464,903           $0                 $0
------------------------------------------------------------------------------------------------------------

*      Fiscal year ends 12/31
**     Fiscal year ends 6/30
***    Fiscal year ends 10/31

------------------------------------------------------------------------------------------------------------
                                                               Fiscal year ended 1995
------------------------------------------------------------------------------------------------------------
                                                                                         Expenses
                                                     Fees Paid        Fees Waived       Reimbursed
------------------------------------------------------------------------------------------------------------
Money Market Fund*                                    $688,617             $0             $22,965
------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund*                         $143,292             $0             $57,104
------------------------------------------------------------------------------------------------------------
California Money Fund**                               $215,043          $108,224            $0
------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund**                   $270,744          $228,615            $0
------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund**                            $1,207            $1,207           $16,281
------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund*                     $1,156,052            $0               $0
------------------------------------------------------------------------------------------------------------
Income Fund*                                          $598,377             $0               $0
------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund*                                $1,120,096            $0               $0
------------------------------------------------------------------------------------------------------------
California Municipal Fund**                          $2,419,708        $1,403,390           $0
------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund**      $319,780          $319,780          $52,835
------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund**                      $200,364          $200,364          $80,852
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Bond & Stock Fund***                                 $1,230,409            $0               $0
------------------------------------------------------------------------------------------------------------
Growth & Income Fund***                               $738,064             $0               $0
------------------------------------------------------------------------------------------------------------
Growth Fund**                                        $1,365,171            $0               $0
------------------------------------------------------------------------------------------------------------
International Growth Fund**                          $1,097,217            $0               $0
------------------------------------------------------------------------------------------------------------
Northwest Fund***                                     $973,877          $116,742            $0
------------------------------------------------------------------------------------------------------------
Emerging Growth Fund**                               $1,400,644            $0               $0
------------------------------------------------------------------------------------------------------------

*    Fiscal year ends 12/31
**   Fiscal year ends 6/30
***  Fiscal year ends 10/31

     Van Kampen, or its predecessors, has served as the sub-advisor for the California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds since each Fund's inception. Janus has served as the sub-advisor to the Growth Fund since its inception. Capital Guardian Trust Company ("Capital Trust"), was the sub-advisor to the Emerging Growth Fund at
          -------------
its inception. Capital Trust was replaced as the sub-advisor to the Emerging Growth Fund by Janus in September 1993. J.P. Morgan Investment Management Inc. ("J.P. Morgan") was sub-advisor to the International Growth Fund since its
  -----------
inception. J.P. Morgan was replaced as the sub-advisor to the International Growth Fund by Warburg on April 8, 1996. The subadvisory agreements for the Growth Fund with Janus, for the International Growth Fund with Warburg, and for the California Municipal Fund, the Florida Insured Municipal Fund and the California Insured Intermediate Fund with Van Kampen each took effect on March 20, 1998.

     Prior to March 20, 1998 Alliance Capital Management, L.P. served as sub-advisor to the California Money Fund. Prior to March 20, 1998, Scudder, Stevens & Clark, Inc. served as sub-advisor to the Short Term High Quality Bond Fund. Prior to March 20, 1998, BlackRock Financial Management, Inc. served as the sub-advisor to the Target Maturity 2002 Fund.

     For the most recent fiscal year and for the 1996 and 1995 fiscal years, the Advisor or Sierra Investment Advisors Corporation, as the case may be, paid the sub-advisors the following sub-advisory fees:

-----------------------------------------------------------------------------------------------------------
                                                    FEES PAID          FEES PAID         FEES PAID
                                                   FISCAL YEAR        FISCAL YEAR       FISCAL YEAR
                                                      ENDED              ENDED             ENDED
                                                       1997              1996               1995
                                                       ----              ----               ----
-----------------------------------------------------------------------------------------------------------
California Money Fund**                              $70,156            $77,549           $80,641
-----------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund**                  $46,004            $78,866           $81,222
-----------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund+**                         $25,000            $25,000            $7,055
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
California Municipal Fund**                          $637,702          $684,267           $667,343
-----------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal            $144,771          $143,109           $116,283
 Fund**
-----------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund**                     $63,134            $73,371           $72,860
-----------------------------------------------------------------------------------------------------------
Growth Fund**                                       $1,374,940        $1,149,390          $780,651
-----------------------------------------------------------------------------------------------------------
International Growth Fund**                          $880,003          $640,950           $646,343
-----------------------------------------------------------------------------------------------------------
Emerging Growth Fund**                              $1,550,235        $1,470,531          $844,497
-----------------------------------------------------------------------------------------------------------

+    The Target Maturity 2002 Fund commenced operations on March 20, 1995.
*    Fiscal year ends 12/31
**   Fiscal year ends 6/30
***  Fiscal year ends 10/31

     For the most recent fiscal year and for the 1996 and 1995 fiscal years Sierra Fund Administration Corporation ("Sierra Administration") served as the
                                         ---------------------
administrator to each of the Funds within WM Trust II and each of the Portfolios and First Data Investor Services Group, Inc. ("First Data") served as the sub-
                                               ----------
administrator to each of the Funds and Portfolios within WM Trust II and WM Strategic Asset Management Portfolios. For each of the Funds within WM Trust I, Murphey Favre Securities Services, Inc. ("Murphey Favre") furnished necessary
                                          -------------
personnel and other transfer agent services required by the Funds at the rates of $1.35 per Class A account and $1.45 per Class B account for each of the U.S. Government Securities, Income, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds. Murphey Favre provided such services to the Money Market and Tax-Exempt Money Market Funds at rates of $1.85 per account for the first 25,000 accounts, $1.55 per account thereafter for Class A accounts and $1.95 per account for the first 25,000 Class B accounts and $1.65 per each Class B account thereafter. Murphey Favre agreed to waive its fees for all Money Market and Tax-Exempt Money Market Fund accounts with a balance of less than $1,000. WM Shareholder Services, Inc. (formerly Murphey Favre) will provide transfer agency and other shareholder services to each of the Funds and Portfolios as of March 20, 1998.

     For the most recent fiscal year and for the 1996 and 1995 fiscal years, WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios paid Murphey Favre or Sierra Administration, as the case may be, the following administration fees:

---------------------------------------------------------------------------------------------------------------------------
     Fiscal year ended                            1997                        1996                       1995
---------------------------------------------------------------------------------------------------------------------------
                                        FEES                          FEES                        FEES       FEES
                                        PAID        FEES WAIVED       PAID      FEES WAIVED       PAID      WAIVED
---------------------------------------------------------------------------------------------------------------------------
Money Market Fund*                     $476,775        $141,274      $411,078      $137,904      $268,265        $0
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund*           $26,688          $1,293       $26,736        $1,628       $32,355        $0
---------------------------------------------------------------------------------------------------------------------------
California Money Fund**                $140,313              $0      $155,097            $0      $161,282   $50,408
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     Fiscal year ended                        1997                           1996                       1995
---------------------------------------------------------------------------------------------------------------------------
                                        FEES                         FEES                         FEES          FEES
                                        PAID     FEES WAIVED         PAID        FEES WAIVED      PAID         WAIVED
---------------------------------------------------------------------------------------------------------------------------
                                       $107,344           $0        $809,686        $11,630     $189,519     $117,460
Short Term High Quality
  Bond Fund**
---------------------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund+**            $10,859           $0         $11,080         $3,805       $1,690       $1,690
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund*       $105,444           $0        $146,145             $0     $165,595           $0
---------------------------------------------------------------------------------------------------------------------------
Income Fund*                            $93,522           $0        $114,258             $0     $114,938           $0
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund*                   $84,547           $0        $102,716             $0     $107,114           $0
---------------------------------------------------------------------------------------------------------------------------
California Municipal Fund**          $1,312,972           $0      $1,421,633             $0   $1,539,815     $511,663
---------------------------------------------------------------------------------------------------------------------------
California Insured Intermediate
 Municipal Fund**                      $253,706           $0        $250,472        $14,288     $203,496     $203,496
---------------------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund**       $110,484           $0        $128,399        $20,472     $127,505     $127,505
---------------------------------------------------------------------------------------------------------------------------
Bond & Stock Fund***                   $235,936           $0        $222,913             $0     $194,112           $0
---------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund***                $245,357           $0        $193,784             $0     $142,648           $0
---------------------------------------------------------------------------------------------------------------------------
Growth Fund**                          $927,458           $0        $769,573             $0     $511,456           $0
---------------------------------------------------------------------------------------------------------------------------
International Growth Fund**            $616,002           $0        $422,563             $0     $454,734           $0
---------------------------------------------------------------------------------------------------------------------------
Northwest Fund***                      $347,561           $0        $320,799             $0     $292,144           $0
---------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund**               $1,050,164           $0        $994,372             $0     $556,148           $0
---------------------------------------------------------------------------------------------------------------------------
Strategic Growth Portfolio++**         $122,140      $83,235
---------------------------------------------------------------------------------------------------------------------------
Conservative Growth Portfolio++**      $866,812     $259,689
---------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio++**                 $628,588     $179,370
---------------------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio++**           $66,287      $58,740
---------------------------------------------------------------------------------------------------------------------------
Income Portfolio++**                    $61,795      $50,033
---------------------------------------------------------------------------------------------------------------------------

+    The Target Maturity 2002 Fund commenced operations on March 20, 1995.
++   The Portfolios commenced operations on July 25, 1996.
*    Fiscal year ends 12/31
**   Fiscal year ends 6/30
***  Fiscal year ends 10/31

     Prior to March 20, 1998 the assets of each of the Funds within WM Trust II and each of the Portfolios were held under bank custodianship in accordance with the 1940 Act by Boston Safe Deposit and Trust Company ("Boston Safe"), which is
                                                        -----------
located at One Boston Place, Boston, Massachusetts 02108. Prior to March 20, 1998 the assets of each of the Funds within WM Trust I were held under bank custodianship by Investors Fiduciary Trust Company ("IFTC"), which is located at
                                                     ----
127 West 10th, Kansas City, Missouri 64105. IFTC is a wholly owned subsidiary of

State Street Bank and Trust Company. As of March 20, 1998 the assets of each of the Funds and Portfolios within the WM Group of Funds will be held by Boston Safe.

     For the most recent fiscal year and for the 1996 and 1995 fiscal years Sierra Administration paid First Data the following fees (which do not include out-of-pocket expenses and certain transaction charges and net of waivers of fees) for sub-administration and custody services provided to the following Funds, and the Portfolios paid the following amounts to Boston Safe for custody services provided to the Portfolios:

------------------------------------------------------------------------------------------------
FISCAL YEAR ENDED JUNE 30:
                                                         1997         1996           1995
                                                         ----         ----           ----
------------------------------------------------------------------------------------------------
California Money Fund                                  $37,649      $40,546        $84,360
------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund                      $24,633      $41,119        $152,405
------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund+                              $2,499       $2,485          $692
------------------------------------------------------------------------------------------------
California Municipal Fund                              $302,048     $318,453       $436,521
------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund         $58,360      $56,128        $54,451
------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund                         $25,408      $28,762        $37,321
------------------------------------------------------------------------------------------------
Growth Fund                                            $213,556     $172,561       $312,093
------------------------------------------------------------------------------------------------
International Growth Fund                              $141,808     $94,735        $263,659
------------------------------------------------------------------------------------------------
Emerging Growth Fund                                   $241,257     $222,994       $380,867
------------------------------------------------------------------------------------------------
Strategic Growth Portfolio++                            $1,128
------------------------------------------------------------------------------------------------
Conservative Growth Portfolio++                         $1,164
------------------------------------------------------------------------------------------------
Balanced Portfolio++                                    $1,257
------------------------------------------------------------------------------------------------
Flexible Income Portfolio++                             $1,533
------------------------------------------------------------------------------------------------
Income Portfolio++                                      $1,249
------------------------------------------------------------------------------------------------

+ The Target Maturity 2002 Fund commenced operations on March 20, 1995. ++The Portfolios commenced operations on July 25, 1996.

COUNSEL AND INDEPENDENT ACCOUNTANTS

     Ropes & Gray, located at One International Place, Boston, Massachusetts 02110, and Paine, Hamblen, Coffin, Brooke & Miller, located at 717 West Sprague Avenue, Suite 1200, Spokane, Washington 99201, serve as co-counsel to the Trusts.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, serve as independent accountants to WM Trust I. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serve as independent accountants to WM Trust II and WM Strategic Asset Management Portfolios for their fiscal year ending June 30, 1998, and served as such Trusts independent accountants for prior fiscal years. Following June 30, 1998, Deloitte & Touche LLP will serve as the independent accountants to WM Trust II and WM Strategic Asset Management Portfolios. Prior to the current fiscal year of the Funds in WM Trust I, LeMaster & Daniels PLLC, 601 West Riverside, Suite 700, Spokane, Washington 99201, served as independent accountants to WM Trust I. The financial statements incorporated by reference into this SAI and the financial highlights in the Prospectus have been audited by Price Waterhouse LLP or LeMaster & Daniels PLLC, as the case may be, and have been so included in reliance on such independent accountants' reports, given on the authority of such firms in accounting and auditors.

ORGANIZATION OF THE TRUST

     WM Trust I is an open-end management investment company, organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated September 19, 1997, as amended from time to time (the "WM Trust I Agreement").
                                                       --------------------
WM Trust II is organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 22, 1989, as amended from time to time (the "WM
                                                                            --
Trust II Agreement").   WM Strategic Asset Management Portfolios is an open-end
------------------
management investment company, organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated March 26, 1996, as amended from time to time (the "WM Strategic Asset Management Portfolios Agreement" and
              --------------------------------------------------
collectively, the "Trust Agreements").  In the interest of economy and
                   ----------------
convenience, certificates representing shares in the Trusts are not physically issued. Boston Safe, the Trusts' Custodian, and Shareholder Services, the Trusts' Transfer Agent, maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, Portfolio or Class, except with respect to the election of Trustees and the selection of independent accountants, for which shareholders of each Trust as a whole vote together.

     Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreements, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of any of a Trust's outstanding shares.

     Massachusetts law provides that shareholders, under certain circumstances, could be held personally liable for the obligations of a Trust. However, each Trust Agreement disclaims shareholder liability for acts or obligations of the Trusts and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. Each Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trusts' management believe is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of such Trust. The Trustees intend to conduct the operations of each Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Prospectus discusses the investment objective or objectives of each of the Funds and Portfolios and the policies to be employed to achieve such objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds and Portfolios may invest, the investment policies and portfolio strategies that the Funds and Portfolios may utilize and certain risks attendant to such investments, policies and strategies.

STRATEGIES AVAILABLE TO ALL FUNDS
---------------------------------

     RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organization ("NRSROs"), such as Moody's Investors
                                             ------
Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), and Duff and
                -------                                    ---
Fitch, represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds will also rely upon the independent advice of the Advisor or their respective sub-advisors if such sub-advisor is employed to evaluate potential investments. The Appendix to this SAI contains further information concerning the ratings of these services and their significance.

     To the extent that the rating given by Moody's or S&P for securities may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government Securities include direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for
                       ----
Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks,
                            -----
Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority,
              ----
District of Columbia Armory Board and Student Loan Marketing Association.
Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor or the Fund's sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     ILLIQUID INVESTMENTS. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities
                                                                  ----------
Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities
                           --------------------
generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be treated as an illiquid security.

     COMBINED TRANSACTIONS. As permitted by each Fund's investment polices and restrictions, the Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Advisor or the sub-advisor, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

     BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under
                                    ----
state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDS") of each state bank held by a Fund) and are subject to federal
          ---
examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

     Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDS and time deposits ("TDs"), may be general obligations
                                               ---
of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

     In view of the foregoing factors associated with the purchase of CDS and TDs issued by foreign banks and foreign branches of U.S. banks, the Advisor or the Funds' respective sub-advisors will carefully evaluate such investments on a case-by-case basis.

     A Fund may purchase a CD, TD or bankers' acceptances issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer
                      ----------------------------
is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation
----
is fully insured by the FDIC and is no more than $100,000. Each of the Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.

     Savings and loan associations whose CDS, TDs and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States Government. As a result, such savings and loan associations are subject to regulation and examination.

     MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Funds may invest may be classified as governmental or government-related, depending on the issuer or guarantor. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. In addition, the Income, Bond & Stock and Growth & Income Funds may invest in commercial mortgage-backed securities. While these securities generally are structured with one or more types of credit enhancement, they are issued by non-governmental entities and are not guaranteed by a governmental agency or instrumentality.

     Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Funds will, consistent with their respective investment objectives and policies, consider making investments in such new types of securities.

     The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

     REPURCHASE AGREEMENTS. The California Money, Short Term High Quality Bond, Target Maturity 2002, California Insured Intermediate Municipal, Florida Insured Municipal

Growth and Emerging Growth Funds may invest in repurchase agreements without limitation. The California Municipal Fund may invest no more than 20%, in the aggregate, of its assets in repurchase agreements and certain other securities or instruments, but this 20% limit does not apply to investments for temporary defensive purposes. The Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds may enter into repurchase agreements with brokers, dealers and banks to temporarily invest cash reserves provided that repurchase agreements maturing in greater than 7 days cannot exceed 10% of each Fund's total assets.

STRATEGIES AVAILABLE TO ALL FUNDS EXCEPT THE MONEY FUNDS AND THE TARGET MATURITY
--------------------------------------------------------------------------------
2002 FUND AND THE PORTFOLIOS WHERE NOTED
----------------------------------------

     REVERSE REPURCHASE AGREEMENTS. Each of the Funds other than the Money Funds (the "Non-Money Funds"), with the exception of the Target Maturity 2002
            ---------------
Fund, may engage in reverse repurchase agreements, subject to the percentage restrictions on borrowing, as under the 1940 Act, reverse repurchase agreements may be considered borrowings by the seller. Accordingly, the California Money, Short Term High Quality Bond, Target Maturity 2002, California Municipal, California Insured Intermediate Municipal, Florida Insured, Growth, International Growth and Emerging Growth Funds and for the WM Strategic Asset Management Portfolios, borrowing may not exceed 30% of total assets. In addition, the WM Strategic Asset Management Portfolios may not purchase additional securities when borrowing exceeds 5% of total assets. The Money Market, Tax-Exempt Money Market, U. S. Government Securities, Income, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds may borrow up to 5% of total assets for emergency purposes. In addition, the Money Market and Tax-Exempt Money Market Funds may borrow up to 33-1/3% of total assets to meet redemption requests. The Short Term High Quality Bond Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33-1/3% of the Fund's total assets (after giving effect to such borrowings). A Fund will not engage in reverse repurchase transactions for the purpose of leverage.

     WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Tax-Exempt Money Market Fund and each of the Non-Money Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. The Funds will enter into a when-issued transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The California Money Fund and the Municipal Funds may purchase Municipal Obligations offered on a "forward commitment" basis.

     When-issued Municipal Obligations may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV. No when-issued or forward commitments will be made by the California Money Fund or a Municipal Fund if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions.

     A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at Boston Safe, the Trusts' Custodians. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

     STRATEGIC TRANSACTIONS.   Subject to the investment limitations and
restrictions for each of the Funds stated elsewhere in this SAI and in the Prospectus, each of the Funds and Portfolios, except for the Money Funds, may utilize various other investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. No Fund or Portfolio currently intends to enter into Strategic Transactions, excluding Strategic Transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Fund's net assets.

     Strategic Transactions have associated risks including possible default by the other party to the transaction, illiquidity and, to the extent that the Advisor or the sub-advisor's view as to certain market movements is incorrect, losses greater than if they had not been used. Use of put and call options, currency transactions or options and futures transactions entails certain risks as described herein and the Prospectus in sections relating to such investment or instruments. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

     The Funds and Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Advisor or the sub-advisor, it is in the best interest of the Fund or Portfolio to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.

     The use of Strategic Transactions for asset management purposes involves special considerations and risks. Additional risks pertaining to particular strategies that make up Strategic Transactions are described in other sections of this SAI. Successful use of most Strategic Transactions depends upon the Advisor or the sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which Strategic Transactions are traded. Strategic Transactions, if successful, can reduce risk of loss or enhance income, by wholly or partially offsetting the negative effect of, or accurately predicting, unfavorable price movements or currency fluctuations in the related portfolio or currency position. However, Strategic Transactions can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the positions. In addition, a Fund or Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Strategic Transactions involving obligations to third parties (i.e., Strategic Transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which a Fund engaging in Strategic Transactions may enter, consistent with the Fund's investment policies and restrictions, are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.

     A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Advisor and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. If there is a default by the counterpart, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principles and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     FUTURES ACTIVITIES. Each of the Funds permitted to engage in Strategic Transactions and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the Fund involved for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted Strategic Transactions. In the case of the California Municipal, the California Insured Intermediate Municipal and the Florida Insured Municipal Funds, such investments will be made only in unusual circumstances, such as when that Funds' sub-advisor anticipates an extreme change in interest rates or market conditions. The ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirement of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a
                                                ----
regulated investment company.  See "Taxes" below.  See "Strategic Transactions."

     FUTURES CONTRACTS. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

     The purpose of entering into a futures contract by a Fund is to protect the Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. For example, if the California

Municipal Fund, the California Insured Intermediate Municipal Fund or the Florida Insured Municipal Fund owns long-term bonds and tax-exempt rates are expected to increase, these Funds might enter into futures contracts to sell a municipal bond index. Such a transaction would have much the same effect as the Fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term municipal securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Because the value of portfolio securities will far exceed the value of the futures contracts entered into by a Fund, an increase in the value of the futures contract would only mitigate -- but not totally offset -- the decline in the value of the portfolio.

     No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in its nature the equivalent of a performance bond or good faith deposit on the contract, which is returned to a Fund or Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund or Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's or Portfolios existing position in the contract.

     There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Advisor or the sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

     Although the Funds and the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund or Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Funds or Portfolios will be required to either (i) segregate sufficient cash or high-grade liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in the Funds' or Portfolio's assets, the Funds and Portfolios will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Funds and Portfolios will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those positions, adjusted for the historical volatility relationship between the portfolio and the index contracts.

     OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract. The value of the option does however change daily and that change would be reflected in the net asset value of the Fund or Portfolio holding the options.

     When engaging in Strategic Transactions, the Funds and the Portfolios may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by the Advisor or the sub-advisors, which could prove to be inaccurate. Even if the expectations of the Advisor or the sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.

STRATEGIES AVAILABLE TO THE SHORT TERM HIGH QUALITY BOND, BOND & STOCK, GROWTH &
--------------------------------------------------------------------------------
INCOME, GROWTH, INTERNATIONAL GROWTH, NORTHWEST AND EMERGING GROWTH FUNDS
-------------------------------------------------------------------------

     OPTIONS ON SECURITIES. The Funds referenced above may write covered put options and covered call options on securities, purchase put and call options on securities and enter into closing transactions.

     Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (1) in-the-money call options when the Advisor or its sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when the Advisor or its sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when the Advisor or its sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.

     So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of
                                                                    ---
the securities exchange on which the option is written.

     An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. Government Securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. National securities exchanges on which options are traded are: The Chicago Board Options Exchange
(CBOE), The Board of Trade of the City of Chicago (CBT), American Stock Exchange
(AMEX), Philadelphia Stock Exchange (PHLX), Pacific Stock Exchange (PSE) and the New York Stock Exchange (NYSE). Any over-the-counter option written by a Fund will be with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option at a formula price at which the Fund would have the absolute right to repurchase an over-the-counter option it has sold. Such options will be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, and the ability of the Fund to enter into closing purchase transactions on options written by the Fund may result in a material loss to the Fund.

     A Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

     To facilitate closing transactions, a Fund will generally purchase or write only those options for which the Advisor or its sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of the Advisor and its sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

     In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

     Additional risks exist with respect to mortgage-backed U.S. Government Securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.

STRATEGIES AVAILABLE TO THE SHORT TERM HIGH QUALITY BOND, CALIFORNIA INSURED
----------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL, GROWTH, INTERNATIONAL GROWTH AND EMERGING GROWTH FUNDS
------------------------------------------------------------------------------

     OPTIONS ON SECURITIES INDEXES. The Funds set forth above may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

     Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the

Fund generally will purchase or write such an option only if the Advisor or its sub-advisor believes the option can be closed out.

     Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor or its sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.

     Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

STRATEGIES AVAILABLE TO THE SHORT TERM HIGH QUALITY BOND, INCOME, GROWTH,
-------------------------------------------------------------------------
INTERNATIONAL GROWTH AND EMERGING GROWTH FUNDS
----------------------------------------------

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds set forth above may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds' dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency.

     If a Fund enters into a position hedging transaction, the Trusts' Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of the Advisor or the sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to a Fund of engaging in currency transactions with factors such as, the currency involved, the length of the contract period and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, forward currency contracts may limit the risk of loss due to a decline in the value of the hedged currency increase.

     If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The Funds, in addition, may combine forward currency exchange contracts with investments in securities denominated in other currencies in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in a Fund's underlying currency. For instance, a Fund could purchase a U.S. dollar-denominated security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for its underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to "lock in" the foreign currency value of the security and adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.

     There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency.

Although the Advisor and each sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor or the Fund's sub-advisor will be able to do so.

     Although the foreign currency market is not believed to be necessarily more volatile than the market in other commodities, there is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The Commodity Futures Trading Commission has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.

STRATEGIES AVAILABLE TO SHORT TERM HIGH QUALITY BOND, CALIFORNIA INSURED
------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL, GROWTH, INTERNATIONAL GROWTH AND EMERGING GROWTH FUNDS
------------------------------------------------------------------------------

     OPTIONS ON FOREIGN CURRENCIES. The Funds set forth above may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction, or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

     The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when the Advisor or Fund's sub-advisor anticipate a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset-by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

     A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by Boston Safe, the Fund's Custodian, upon conversion or exchange of other foreign currency held by the Fund. A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with Boston Safe.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the projections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterpart default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to their exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

SPECIAL CONSIDERATIONS RELATING TO THE BOND & STOCK, GROWTH, INTERNATIONAL
--------------------------------------------------------------------------
GROWTH AND EMERGING GROWTH FUNDS
---------------------------------

     SECURITIES IN DEVELOPING COUNTRIES. Although most of the investments of the Bond & Stock, Growth, International Growth and Emerging Growth Funds are made in securities of companies in (or governments of) developed countries, the Funds set forth above may invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets") as well. The Growth and Emerging Growth Funds may invest up to 5% of their total assets in emerging markets and the International Growth Fund may invest up to 5% of total assets in emerging markets and up to 5% of total assets in any one country. A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

     Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

STRATEGY AVAILABLE TO THE CALIFORNIA MONEY, SHORT TERM HIGH QUALITY BOND,
-------------------------------------------------------------------------
INCOME, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL, GROWTH, INTERNATIONAL GROWTH
-------------------------------------------------------------------------------
AND EMERGING GROWTH FUNDS
-------------------------

     LENDING OF PORTFOLIO SECURITIES. Each of the Funds will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trusts' Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder". The Funds will not lend more than 20% of their respective total assets.

STRATEGIES AVAILABLE TO THE TAX-EXEMPT MONEY MARKET, CALIFORNIA MONEY, TAX-
--------------------------------------------------------------------------
EXEMPT BOND, CALIFORNIA MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL AND
--------------------------------------------------------------------------------
FLORIDA INSURED MUNICIPAL FUNDS
-------------------------------

     MUNICIPAL SECURITIES. Municipal Securities are securities, the interest on which qualifies for exclusion from gross income for federal income tax purposes in the opinion of bond counsel to the issuer. The three principal classifications of Municipal Securities are Municipal Bonds, Municipal Commercial Paper and Municipal Notes.

     Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. An AMT-Subject Bond is a particular kind of Revenue Bond. The classifications of Municipal Bonds and AMT-Subject Bonds are discussed below.

     1. GENERAL OBLIGATION BONDS. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

     2. REVENUE BONDS. Revenue Bonds are issued to finance a wide variety of capital projects, including; electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     3. AMT-SUBJECT BONDS. AMT-Subject Bonds are considered Municipal Bonds if the interest paid on them is excluded from gross income for federal income tax purposes and if they are issued by or on behalf of public authorities to raise money to finance, for example, privately operated manufacturing or housing facilities, publicly operated airport, dock, wharf, or mass-commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     California has a variety of Special Tax District debt obligations, such as Act 1911 and 1915 Special Assessment Bonds, Mello-Roos Bonds and Tax Allocation bonds, which are defined as property-backed general obligation substitutes (because the assessments for improvement do not require voter approval). The proceeds from the issuance of these essential purpose Special Tax District Bonds are generally used to develop raw land. As a result, these issues tend not to carry a credit rating.

     MUNICIPAL COMMERCIAL PAPER issues typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing, and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     MUNICIPAL NOTES generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include:

     1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes and are payable from these specific future taxes.

     2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the notes.

     4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. A Municipal Fund will only purchase Construction Loan Notes that are subject to GNMA or bank purchase commitments.

     From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Securities have been introduced before Congress. Similar proposals may be introduced in the future. In addition, the Code currently provides that small issue private activity bonds will not be tax-exempt if the bonds are issued after December 31, 1986 and the proceeds are used to finance projects other than manufacturing facilities. Interest on certain small issue private activity bonds used to finance manufacturing facilities will not be tax-exempt if such bonds are issued after December 31, 1989. If these deadlines are not extended, or, if a proposal to restrict or eliminate the federal tax exemption for interest on Municipal Securities were enacted, the availability of Municipal Securities for investment by the Municipal Funds would be adversely affected. In such event, the Municipal Funds would reevaluate their respective investment objectives and policies and submit possible changes in the structure of the Funds for the consideration of shareholders.

     PARTICIPATION INTERESTS. The Municipal Funds may invest in participation interests purchased from banks in floating rate or variable rate municipal securities (such as AMT-Subject Bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the municipal security in the proportion that the relevant Fund's participation interest bears to the total principal amount of the municipal security and provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Funds intend to purchase participation interests based upon opinions of counsel to the issuer to the effect that income from them is tax-exempt to the Fund.

     STAND-BY COMMITMENTS. The Municipal Funds may acquire stand-by commitments with respect to municipal securities held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a "put" option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.

     The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal security.

     A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 1/2 of 1% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

     The Funds intend to enter into stand-by commitments only with broker-dealers, dealers or banks that the Advisor or their sub-advisor believes present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Advisor or its sub-advisor in accordance with procedures established by the Board of Trustees.

     A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.

STRATEGIES AVAILABLE TO PRIME INCOME FUND
-----------------------------------------

     As described in the Prospectus, each of the Conservative Growth, Balanced, Flexible Income and Income Portfolios may invest in the Prime Income Fund as well as the underlying Funds.

     CERTAIN CHARACTERISTICS OF SENIOR LOAN INTERESTS. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such
                         -------
Lenders acting as agent ("Agent") of the several Lenders.  On behalf of the
                          -----
several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative
                               --------------
terms, conditions and rights of the Borrower and the several Lenders.

     The Prime Income Fund will invest in participations ("Participations") in
                                                           --------------
Senior Loans, will purchase assignments ("Assignments") of portions of Senior
                                          -----------
Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender").
                   ---------------

     It is anticipated that the proceeds of the Senior Loans in which the Prime Income Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The Prime Income Fund currently does not intend to acquire interests in Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of Borrowers may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. In connection with the acquisition of collateralized Senior Loans, the Prime Income Fund may invest up to 5% of its total assets in Senior Loans which are not secured by any collateral. Such unsecured Senior Loans would constitute an interim financing intended to be refinanced through, in whole or in part, a collateralized Senior Loan. In the event that the Prime Income Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Prime Income Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a grater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans.

     As discussed below, the Prime Income Fund may also acquire warrants and equity securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants and equity securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Prime Income Fund's total assets that normally will be invested in Senior Loans. The Prime Income Fund will acquire such interests in unsecured Senior Loans, warrants and equity securities only as an incident to the intended purchase of interests in collateralized Senior Loans. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises, and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Such collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

     Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Advisor will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Prime Income Fund's portfolio. When the Prime Income Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Prime Income Fund and such Lenders may not consider the interests of the Prime Income Fund in connection with their votes.

     Senior Loans in which the Prime Income Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by a Major United States Bank "Prime Rate", LIBOR, the CD rate or other base lending rates used by commercial lenders. As a result Lenders will pay more than the Prime Rate to the Prime Income Fund on their Senior Loans. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar-denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market.

     At least 80% of the Prime Income Fund's total assets normally will be invested in Senior Loans. In normal market conditions, at least 65% of the Prime Income Fund's assets will be invested in Senior Loans which, at the time of the Prime Income Fund's initial investment in such Senior Loans, provide the Prime Income Fund with a rate of return which was at least equal to the Prime Rate existing on the date of such initial investments. The Prime Income Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Prime Income Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and seven years, inclusive, and with rates of interest which are periodically reset with reset periods typically ranging from 30 days to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Prime Income Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Prime Income Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Prime Income Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Prime Income Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Prime Income Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Prime Income Fund's portfolio. The Prime Income Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Prime Income Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Prime Income Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Prime Income Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Prime Income Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Prime Income Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Prime Income Fund's portfolio. As a result of expected prepayments from time to time of Senior Loans in the Prime Income Fund's portfolio, the Prime Income Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

     When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Prime Income Fund's net asset value will vary, the Prime Income Fund's management expects the Prime Income Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Prime Income Fund's management expects the value of the Prime Income Fund's portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Prime Income Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers will also affect the Prime Interest Fund's net asset value. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Prime Income Fund's net asset value.

     Senior Loans generally are not rated by nationally recognized statistical rating organizations. Because of the collateralized and/or guaranteed nature of most Senior Loans, the Prime Income Fund and the Advisor believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Advisor may consider such ratings in determining whether to invest in a particular Senior Loan, the Advisor is not required to consider such ratings and such ratings will not be the determinative factor in the Advisor's analysis. The Prime Income Fund may invest in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Such Borrowers are more likely to experience difficulty in meeting payment obligations under such debt and other subordinated obligations. These difficulties could detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restrictions. The Prime Income Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Advisor, demonstrates certain of the following characteristics: sufficient cash flow to service debt; adequate liquidity, successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral; coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Advisor will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

     The Prime Income Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Prime Income Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Prime Income Fund has taken measures which it believes significantly reduce its exposure to any risks incident to such policy, the Prime Income Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

     Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Prime Income Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Prime Income Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Prime Income Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal and/or interest. In such event, the Prime Income Fund could experience a decrease in net asset value.

     The Prime Income Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Prime Income Fund will receive these fees directly from the Borrower if the Prime Income Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Prime Income Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Prime Income Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Prime Income Fund and the Lender selling such interests. When the Prime Income Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Prime Income Fund may deduct a portion of the interest and any fees payable to the Prime Income Fund as an administrative fee prior to payment thereof to the Prime Income Fund. The Prime Income Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Prime Income Fund a portion of any fees that the Prime Income Fund would otherwise be entitled to.

     Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Prime Income Fund and the Advisor believe that the prepayment of, and subsequent reinvestment by the Prime Income Fund in, Senior Loans will not have a materially adverse impact on the yield on the Prime Income Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

     A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Prime Income Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality short-term, liquid investments. The Prime Income Fund will not purchase interests in Senior Loans that would require the Prime Income Fund to make any such additional loans if such additional loan commitments would exceed 20% of the Prime Income Fund's total assets or would cause the Prime Income Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions."

     During normal market conditions, the Prime Income Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less (including assets maintained by the Prime Income Fund as a reserve against any additional loan commitments) and (ii) warrants, equity securities and, in certain limited circumstances discussed above, junior debt securities acquired in connection with the Prime Income Fund's investments in Senior Loans. If the Advisor determines that market conditions temporarily warrant a defensive investment policy, the Prime Income Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Prime Income Fund will acquire such warrants and equity securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Warrants and equity securities will not qualify as assets required to be maintained as a reserve against additional loan commitments. Although the Prime Income Fund generally will acquire interests in warrants and equity securities only when the Advisor believes that the relative value being given by the Prime Income Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Prime Income Fund to minimize fluctuations in its net asset value.

     SPECIAL RISK CONSIDERATIONS. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral.
In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Prime Income Fund normally will rely primarily on the Agent (where the Prime Income Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Prime Income Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Prime Income Fund usually will rely on the Agent (where the Prime Income Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Prime Income Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Prime Income Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Prime Income Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Advisor will also monitor these aspects of the Prime Income Fund's investments and, where the Prime Income Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Prime Income Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Prime Income Fund. Although, with respect to collateralized Senior Loans, the

Prime Income Fund generally will invest only in Senior Loans that the Advisor believes are secured by specific collateral which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Prime Income Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. In the event that the Prime Income Fund does not believe that a perfected security interest has been obtained with respect to a collateralized Senior Loan, the Prime Income Fund will only obtain an interest in such Senior Loan if the Agent is a Designated Custodian. Some Senior Loans in which the Prime Income Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Prime Income Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     Senior Loans in which the Prime Income Fund will invest generally will not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Prime Income Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered and/or exchange listing securities. As a result, the performance of the Prime Income Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Advisor than would be the case for an investment company that invests primarily in rated, registered and/or exchange listed securities.

     Senior Loans are, at present, not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary market purchases and sales of Senior Loans generally are conducted in private transactions between buyers and sellers. Senior Loans are thus relatively illiquid, which illiquidity may impair the Prime Income Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Prime Income Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Prime Income Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Prime Income Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Prime Income Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Prime Income Fund and holders of Common Shares. However, many of the Senior Loans in which the Prime Income Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Advisor's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Prime Income Fund's operations require cash, such as when the Prime Income Fund tenders for its Common Shares, and may result in the Prime Income Fund borrowing to meet short-term cash requirements.

     To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Prime Income Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators that regulate certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increase regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Advisor, is not indicative of fair value. Were the Prime Income Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Prime Income Fund could consummate such a sale might be adversely affected.

     The Prime Income Fund may use various investment practices that involve special considerations including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks" in the Prospectus.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES
------------------------------------------------------------------

     The ability of issuers to pay interest on, and repay principal of, California municipal securities ("California Municipal Securities") may be
                                  -------------------------------
affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities,
(2) voter initiatives, (3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property and (4) the general financial condition of the State of California. The following information constitutes only a brief summary, and is not intended as a complete description. The information has been drawn, in some cases by excerpt, from official statements relating to securities offerings of the State of California available as of the date of this Statement of Additional Information. While the information has not been independently verified by the California Money, California Municipal Fund, or California Insured Intermediate Municipal Fund (the "California Fund"), the
                                                        ---------------
California Fund has no reason to believe that such information is not correct in all material respects.

     AMENDMENTS TO THE CALIFORNIA CONSTITUTION AND RELATED STATUTES. Certain of the California Municipal Securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property, and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8, on June 3, 1986, California voters approved Proposition 46, and on November 4, 1986, California voters approved Proposition 62, all of which amended Article XIIIA.

     Section 1 of Article XIIIA limits the maximum ad valorem tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on (i) any indebtedness approved by the voters prior to July 1, 1978, or (ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meanings of "change in ownership" and "new construction" for purposes of determining full cash value of property under Article XIIIA.

     Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes).
The legislation further provided that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes in fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 of assessed valuation) and the bonded debt tax rate.

     On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. In June 1990, Article XIIIB was amended by the voters through their adoption of Proposition 111. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. Furthermore, in 1990, Article XIII B was amended to exclude from the appropriations limit all "qualified outlay projects, as defined by the Legislature," from proceeds of taxes. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be tested over consecutive two-year periods to reflect changes in consumer prices, population and certain services provided by these entities.
Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising the tax rates or fee schedules over the subsequent two years.

     Article XIIIB, like XIIIA, may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon the interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

     On November 5, 1996, the voters of the State approved Proposition 218, known as the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of governmental entities to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. Senate Bill 919 was enacted to provide implementation provisions for Proposition 218 and became effective on July 1, 1997. The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of the matters discussed below, and it is not possible at this time to predict with certainty the outcome of such determination.

     Proposition 218 (Article XIII C) requires that all new local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes of cities and counties require a majority vote and taxes for specific purposes, even if deposited in the governmental entity's general fund, require a two-thirds vote. Further, any general purpose tax which the governmental entity imposed, extended or increased without voter approval after December 31, 1994 may continue to be imposed only if approved by a majority vote in an election which must be held within two years of November 5, 1996.

     Proposition 218 (Article XIII D) also adds several provisions making it generally more difficult for local agencies to levy and maintain fees, charges, and assessments for municipal services and programs. These provisions include, among other things, (i) a prohibition against assessments which exceed the reasonable cost of the proportional special benefit conferred on a parcel, (ii) a requirement that assessments must confer a "special benefit," as defined in
Article XIII D, over and above any general benefits conferred, (iii) a majority protest procedure for assessments which involves the mailing of notice and a ballot to the record owner of each affected parcel, a public hearing and the tabulation of ballots weighted according to the proportional financial obligation of the affected party, and (iv) a prohibition against fees and charges which are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners.

     Proposition 218 (Article XIII C) also removes limitations on the initiative power in matters of reducing or repealing local taxes, assessments, fees or charges.

     VOTER INITIATIVES. On June 3, 1986, California voters approved Proposition 46, which added an additional exemption to the 1% tax limitation imposed by
Article XIII A. Under this amendment to Article XIII A, local governments and school districts may increase the property tax rate above 1% for the period necessary to retire new general obligation bonds, if two-thirds of those voting in a local election approve the issuance of such bonds and the money raised through the sale of the bonds is used exclusively to purchase or improve real property.

     On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace "Test 2" in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund Tax revenues, based on 1986-87 appropriations. However, that percent would be adjusted to account for redirection of local property taxes, since such a subsequent redirection directly affects the share of General Fund revenues to schools.

     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

     In 1992, a lawsuit was filed, called California Teachers' Association v.
                                          -----------------------------------
Gould, which challenged the validity of these off-budget loans.  The oral
-----
settlement of this case, finalized in July 1996, provides that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. Substantially increased State General Fund revenues, above initial budget projections in the 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal year's budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 22% from the level in place from 1991-92 through 1993-94, and is estimated at about $5,150 per ADA in 1997-98. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. There are also new initiatives for reading skills and to upgrade technology in high schools.

     On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

     On September 28, 1995, the California Supreme Court, in the case of Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of Proposition 62. In this case, the court held that a county-wide sales tax of one-half of one percent was a special tax that, under
Section 53722 of the Government Code, required a two-thirds vote approval. Because the tax received an affirmative vote of only 54.1%, this special tax was found to be invalid.

     On November 8, 1988, California voters approved Proposition 87.
Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

     OTHER RELEVANT CALIFORNIA LAWS. A wide variety of California laws and regulations may affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, California Municipal Securities in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest. The impact of such laws and regulations on particular California Municipal Securities may vary depending upon numerous factors including, among others, the particular type of Municipal Security involved, the public purpose funded by the Municipal Security and the nature and extent of insurance or other security for payment of principal and interest on the Municipal Security. For example, California Municipal Securities which are payable only from the revenues derived from a particular facility may be adversely affected by California laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. California Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a California governmentally created fund, may be adversely affected by California laws or regulations which restrict the aggregate insurance proceeds available for payment of principal and interest in the event of a default on such Municipal Securities.

     Certain California Municipal Securities in which the California Money, California Municipal and California Insured Intermediate Funds may invest may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect such revenues and, consequently, payment on those California Municipal Securities.

     The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed in payment for services rendered to Medi-Cal beneficiaries in the future.

     Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non- emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

     In February 1987, the Governor of the State of California announced that payments to Medi-Cal providers for certain services (not including hospital acute inpatient services) would be decreased by ten percent through June 1987. However, a federal district court issued a preliminary injunction preventing application of any cuts until a trial on the merits can be held. If the injunction is deemed to have been granted improperly, the State of California would be entitled to recapture the payment differential for the intended reduction period. It is not possible to predict at this time whether any decreases will ultimately be implemented.

     California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"),
                                                                    ----
which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to
                                        ----
those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

     These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December, 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

     Certain California Municipal Securities in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust, two of which limit the creditor's right to obtain a deficiency judgment. One of the limitations is based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires the creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

     Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a home mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

     In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

     Certain California Municipal Securities in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

     Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in any twelve month period in excess of 20% of the original amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

     Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific California Municipal Securities the California Money, California Municipal and California Insured Intermediate Municipal Funds will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Municipal Securities in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest and, therefore, on the units of the California Money, California Municipal or California Insured Intermediate Municipal Funds.

     THE GENERAL FINANCIAL CONDITION OF THE STATE OF CALIFORNIA.

     Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs -K-14 education, health, welfare and corrections -at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

     Despite these budget actions, as noted, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue warrants to partly finance the deficit into the 1995-96 fiscal year.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the state to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July

1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants.

     For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants, which were issued in July, 1994 and matured on April 25, 1996.

1995-96 AND 1996-97 FISCAL YEARS

     The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. In the Governor's 1998-99 Budget Proposal, released January 9, 1998, the Department of Finance reported that the State's budget reserve (the SFEU) totaled $461 million as of June 30, 1997.

CURRENT STATE BUDGET

     The discussion below of the 1997-98 Fiscal Year budget, the proposed 1998-99 Fiscal Year budget below are based on estimates and projections of revenues and expenditures for the current and upcoming fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as of January 1998 which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

     Periodic reports on revenues and expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The Department of Finance issues a monthly Bulletin which reports the most recent revenue receipts, comparing them to Budget projections, and reports on other current developments affecting the Budget. The Administration also formally updates its budget projections three times during each fiscal year, generally in January, May and at budget enactment.

1997-98 FISCAL YEAR

     Background

     On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion. In May 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy.

     In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.228 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

     In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of a claims bill to be paid in the 1998-99 Fiscal Year.

     Fiscal Year 1997-98 Budget Act

     Once the pension payment of $1.228 billion eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on a welfare reform package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. On August 18, 1997, the Governor signed the Budget Act, but vetoed approximately $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Most of this spending (approximately $200 million) was restored in later legislation passed before the end of the Legislative Session.

     The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase of the final 1996-97 amount), and expenditures of $52.5 billion (a 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3.0 billion of notes which mature on June 30, 1998.

     The following were major features of the 1997-98 Budget Act:

     1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives.

     2. The Budget Act reflected the $1.228 billion pension case judgement payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

     3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

     4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

     5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

     6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

     7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

     At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

     The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

PROPOSED 1998-99 FISCAL YEAR BUDGET

     On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

     Total General Fund expenditures for 1998-99 are recommended at $55.4 billion an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments, PERS v. Wilson (see "1997-98
                                                ----    ------
Fiscal Year" above). The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

     The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

     ADDITIONAL CONSIDERATIONS. With respect to Municipal Securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trusts cannot predict what legislation, if any, may be proposed in the California State Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted.
Such proposals, if enacted, might materially adversely affect the availability of California Municipal Securities for investment by the California Money, California Municipal and California Insured Intermediate Municipal Funds and the value of the Fund's investments. In such event, the Trustees would reevaluate the investment objective and policies of the California Money, California Municipal and California Insured Intermediate Municipal Funds and consider changes in its investments structure or possible dissolution.

SPECIAL CONSIDERATIONS RELATING TO FLORIDA MUNICIPAL SECURITIES

     The following information constitutes only a brief summary, and does not purport to be a complete description. The information in this section is updated periodically. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. The source of the 1994-95, 1995-96 and 1996-97 figures set forth below is the Revenue and Economic Analysis Unit of the Executive Office of the

Governor of the State of Florida. Such figures are preliminary and subject to change without notice.

     POPULATION. In 1980, Florida was ranked seventh among the fifty states with a population of 9.7 million people. The State has grown dramatically since then and as of April 1, 1996 ranks fourth with an estimated population of 14.4 million. Since the beginning of the eighties, Florida has surpassed Ohio, Illinois, and Pennsylvania in total population. Florida's attraction, as both a growth and retirement state, has kept net migration at an average of 224,240 new residents per year, from 1987 through 1996.

     INCOME. Over the years, Florida's personal income has grown at a strong pace and has generally outperformed both the U.S. as a whole and the southeast in particular. The reasons for this are twofold: first, as mentioned above, Florida's population has expanded at a very strong pace; and second, the State's economy since the early seventies has diversified in such a way as to provide a broader economic base. As a result, Florida's per capita personal income has tracked closely with the national average. Furthermore, the State's per capita personal income has historically tracked above the southeast. From 1985 through 1995, Florida's per capita income rose an average 5.0% per year, while national per capita income increased an average 4.9%.

     The structure of Florida's income differs from that of the nation and the southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income. For example, Florida's employment income in 1995 represented 60.6% of total personal income, while the nation's share of total personal income in the form of wages and salaries and other labor benefits was 70.8%. Florida's income is dependent upon transfer payments controlled by the federal government.

     EMPLOYMENT. Since 1987, the State's population has increased an estimated 20%. In the same period of time, Florida's total non-farm employment has increased by over 27.5%. The average rate of unemployment for Florida since 1987 is 6.2% while the national average is also 6.2%. Though the State has grown by an average of 274,830 people per year, the strength of the economy has created an environment that has more than absorbed new residents seeking employment. The job creation rate for the State of Florida is almost twice the rate for the nation as a whole, since 1987.

     CONSTRUCTION. Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. For example, total contract construction employment as a share of total non-farm employment reached a peak of over 10% in 1973. In 1980, the share was roughly 7.5%, and in 1996, the share had edged downward to 5%. This trend is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for approximately 8.1% of total U.S. housing starts in 1996, while the State's population is 5.5% of the nation's population. Since 1985, total housing starts have averaged 148,000 per year.

     A driving force behind Florida's construction industry is of course its rapid growth in population. While annual growth in the State's population is projected to slow somewhat, it is still expected to grow close to 230,000 new residents per year throughout the 1990's.

     TOURISM. Tourism is one of Florida's most important industries. Approximately 42.9 million people visited the State in 1996, as reported by the Florida Department of Commerce. As discussed below, tourism in Florida appears to be recovering from the effects of negative publicity regarding crime.

     OUTLOOK. The current Florida Economic Consensus Estimating Conference forecast shows that the Florida economy is expected to grow at a moderate pace, but will continue to outperform the U.S. as a whole as a result of relatively rapid population growth. Single and multi-family housing starts are projected to reach a combined level of nearly 118,500 in 1996 and 129,500 in 1997-98. Multi-family starts have been slow to recover, but they are showing some strong growth lately and should maintain a level of 38,200 in 1997-98 and 37,200 in 1998-99. Single family starts are expected to exceed 91,300 this year and reach a level of 94,100 next year. Total construction expenditures are forecasted to increase 13.2% this year and increase 6.5% next year.

     Real personal income in Florida is estimated to increase 5.2% in 1997-98 and increase 3.7% in 1998-99 while real personal income per capita is projected to grow at 3.2% in 1997-98 and 1.8% in 1998-99.

     Florida tourism appears to be recovering from the effects of negative publicity regarding crime against tourists in the state. Tourist arrivals are expected to increase by 2.1% this fiscal year and 4.0% next year. Air tourists are expected to increase by 1.6% this year and increase by 3.7% next year, while auto tourists are expected to increase by 2.7% in 1997-98 and increase 4.2% in 1998-99. By the end of this fiscal year, 43.8 million domestic and international tourists are expected to have visited the State. In 1998-99, tourist arrivals should approximate 45.6 million.

     REVENUES AND EXPENDITURES. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four fund types - the General Revenue Fund, Trust Funds, the Working Capital Fund and beginning in fiscal year 1995-96, the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.

     Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available total $18,150.9 million, an 8.5% increase over 1996-97. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $17,114.0 million, unencumbered reserves at the end of 1997-98 are estimated at $1,036.9 million.

     Estimated fiscal year 1998-99 General Revenue plus Working Capital and Budget stabilization funds available total $18,644.0 million, a 2.7% increase over 1997-98.

     In fiscal year 1996-97, the State derived approximately 67% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax, which amounted to 68%, 8%, 4% and 3%, respectively, of total General Revenue Funds available.

     State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1996-97, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to 53%, 26% and 14%, respectively, of total General Revenue Funds available.

     SALES AND USE TAX. The greatest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a .5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources. In addition, non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. The tax rate cannot exceed .5% and the combined levy of this indigent health care surtax and the aforementioned infrastructure surtax cannot exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976, and each county with a consolidated county/municipal government, may (by referendum) assess up to a 1% discretionary sales surtax within their county. Proceeds from this tax are earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on county roads and bridges, for a bus system, or to service bonds financing roads and bridges. The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. This tax also includes a levy on the following: (i) rentals on tangible personal property and transient lodging and non-residential real property; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities (at a 7% rate), except those used in homes; and (iv) restaurant meals. Exemptions include: groceries; medicines; hospital rooms and meals; fuels used to produce electrical energy used in manufacturing; purchases by religious, charitable and educational nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

     All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. For the State fiscal year which ended June 30, 1997, receipts from this source were $12,089 million, an increase of 5.5% over the prior fiscal year.

     MOTOR FUEL TAX. The second largest source of State tax receipts is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ended June 30, 1997, were $2,012 million. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

     State and local taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (i) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (ii) the State excise tax of four cents per gallon of motor fuel, proceeds distributed to local governments; (iii) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (iv) aviation fuel, which depending on the air carrier's choice, can either be taxed at 6.9 cents per gallon or eight percent of the retail price of fuel, not to be less than 4.4 cents per gallon; and (v) local option motor fuel taxes, which may range between one cent to twelve cents per gallon.

     ALCOHOLIC BEVERAGE TAX. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totaling $447.2 million in the State fiscal year ended June 30, 1997, an increase of $5.7 million from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.

     The 1990 Legislature established a surcharge on alcoholic beverages. This charge is levied on alcoholic beverages sold for consumption on premises. The surcharge is ten cents per ounce of liquor, ten cents per four ounces of wine, and four cents per twelve ounces of beer. Most of these proceeds are deposited into the General Revenue Fund. In fiscal 1996-97, $106.6 million was collected.

     CORPORATE INCOME TAX. Pursuant to an amendment to the State Constitution, the State Legislature adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

     The tax is imposed in an amount equal to 5.5% of the taxpayer's net corporate income for the taxable year, less a $5,000 exemption. Net income is defined as that share of a taxpayer's adjusted federal income for such year which is apportioned to the State of Florida. Apportionment is by weighted factors of sales (50%), property (25%) and payroll (25%). All business income is apportioned and non-business income is allocated to a single jurisdiction, usually the state of commercial domicile.

     All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1997, receipts from this source were $1,362.3 million, an increase of 17.2% from fiscal year 1995-96.

     DOCUMENTARY STAMP TAX. Deeds and other documents relating to realty are taxed at 70 cents per $100 of consideration, while corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed at 35 cents per $100 of face value, or actual value if issued without face value. Documentary stamp tax collections totaled $844.2 million during fiscal year 1996-97, posting an 8.9% increase from the previous fiscal year.

     GROSS RECEIPTS TAX. A 2.5% tax is levied on the gross receipts of electric, natural gas and telecommunications services. In fiscal year 1996-97, gross receipts utilities tax collections totaled $575.7 million, an increase of 6.0% over the previous fiscal year. All gross receipts utility tax collections are credited to the Public Education Capital Outlay and Debt Services Fund.

     INTANGIBLE PERSONAL PROPERTY TAX. The intangible personal property tax is levied on two distinct bases. First, stocks, bonds (including bonds secured by liens on State realty), notes, governmental leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property not secured by liens on State realty are taxed annually at a rate of 2 mills. Second, there is a non-recurring 2 mill tax on mortgages and other obligations secured by liens on State realty. The Department of Revenue uses part of the proceeds for administrative costs. Of the tax proceeds remaining, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund. In fiscal year 1996-97, total intangible personal property tax collections were $952.4 million, a 6.3% increase from the previous fiscal year.

     SEVERANCE TAXES. The severance tax includes the taxation of oil, gas and sulfur production and a tax on the severance of primarily phosphate rock and other solid minerals. Total collections from severance taxes totaled $77.2 million during fiscal year 1995-96, up 26.1% from the previous year.

     LOTTERY. The 1987 Legislature created the Department of the Lottery to operate the State Lottery and set forth the allocation of the lottery revenues. Of the revenues generated by the lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

     Fiscal year 1996-97 produced ticket sales of $2.09 billion of which education received approximately $792.3 million.

     MISCELLANEOUS. The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

     Property valuations for homestead property is subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption will be limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem revenues to meet operating expenses and other requirements normally funded with ad valorem tax revenues.

     An amendment to the State Constitution was approved by statewide ballot in the November 8, 1994 general election which is commonly referred to as the "Limitation on State Revenues Amendment." This amendment provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the budget stabilization fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

     The term "State revenues," as used in the amendment, means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include: (i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994;
(iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) the proceeds from the sale of goods (e.g. land, buildings); or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The amendment took effect on January 1, 1995 and is applicable to State fiscal year 1995-96.

     It should be noted that many of the provisions of the amendment are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation.

     The Fund cannot predict the impact of the amendment on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected by the amendment.

     Hurricanes continue to threaten Florida resulting in significant property damages. The 1995 hurricane season was especially active. The Fund cannot predict the impact on state finances resulting from repeated hurricane damage.

SPECIAL CONSIDERATIONS RELATING TO INCOME, HIGH YIELD, TAX-EXEMPT BOND, BOND &
------------------------------------------------------------------------------
STOCK, GROWTH & INCOME, GROWTH AND EMERGING GROWTH FUNDS
--------------------------------------------------------

     LOWER-RATED SECURITIES. The Income, Tax-Exempt Bond, Growth & Income, Growth and Emerging Growth Funds may each invest up to 35% of their total assets, respectively, in non-investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P or unrated securities determined to be of comparable quality. The High Yield Fund may invest entirely in such securities and will generally invest at least 65% of its assets in such securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. See the Appendix to this SAI for a more detailed description of the ratings assigned by ratings organizations and their respective characteristics.

     Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds set forth above. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Advisor and the sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on the Advisor or its sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Advisor or the Fund's sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

     Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

                            INVESTMENT RESTRICTIONS

     Certain of the Funds' and Portfolios' investment restrictions set forth below are fundamental policies. A fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as defined in the 1940 Act. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a meeting of shareholders of the Fund or Portfolio, if the holders of more than 50% of the outstanding shares of the Fund or Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund or Portfolio. A fundamental policy affecting a particular Fund or Portfolio may not be changed without the vote of a majority of the outstanding shares of the affected Fund or Portfolio.

     RESTRICTIONS APPLICABLE TO THE CALIFORNIA MONEY, SHORT TERM HIGH QUALITY BOND, TARGET MATURITY 2002, CALIFORNIA MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL, FLORIDA INSURED MUNICIPAL, GROWTH, INTERNATIONAL GROWTH AND EMERGING GROWTH FUNDS:

     Restrictions 1 through 16 are fundamental policies of the Funds. Investment restrictions 17 through 26 may be changed by the WM Trust II's Board of Trustees at any time, without shareholder approval.

     The above listed Funds are prohibited from:

1. Purchasing the securities of any issuer (other than U.S. Government Securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5%
                                                                    --
     Limitation"), except that up to 25% of the value of the Fund's total assets
     ----------
     may be invested without regard to the 5% Limitation; provided that this restriction shall not apply to the California Money, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds.

2. Purchasing more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities; provided further that this restriction shall not apply to the California Money, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal and Growth Funds; and provided further that the Growth Fund may not own more than 10% of the outstanding voting securities of a single issuer.

3. Purchasing securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

5. Borrowing money, except that (a) the Funds may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of a Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) the Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Fund may enter into futures contracts, and (c) the Short Term High Quality Bond Fund may engage in dollar roll transactions; provided that whenever borrowings pursuant to (a) above (except that with respect to the Short Term High Quality Bond Fund, whenever borrowings pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities; and provided further that the Short Term High Quality Bond Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing).

6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction,
     (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
     (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Purchasing or selling real estate or interests in real estate, except that a Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

9. Investing in commodities, except that the Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

10.  Investing in oil, gas or other mineral exploration or development programs.

11. Making loans, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the California Municipal and Florida Insured Municipal Funds) and the entry into repurchase agreements.

12. Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law, including the 1940 Act.

13. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry provided that this limitation shall not apply to the purchase of (a) U.S. Government Securities, (b) municipal securities issued by governments or political subdivisions of governments or (c) with respect to the California Money Fund, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers' acceptances and letters of credit that have been issued by U.S. banks.

14. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof; provided that this restriction shall not apply to the Short Term High Quality Bond, California Insured Intermediate Municipal and Growth Funds; and provided further that (a) the International Growth and Emerging Growth Funds may purchase, write and sell covered put and call options on securities, (b) California Municipal, Florida Insured Municipal, International Growth and Emerging Growth Funds may purchase, write and sell futures contracts and options on futures contracts, (c) the California Money, California Municipal and Florida Insured Municipal Funds may acquire stand-by commitments, (d) the International Growth and Emerging Growth Funds may purchase and write put and call options on stock indexes, and (e) the International Growth Fund may purchase put and call options and write covered call options on foreign currency contracts.

15. With respect to the Growth Fund, investing more than 35% of the fund's assets in non-investment grade debt securities.

16. With respect to the Short Term High Quality Bond Fund, having a dollar-weighted average portfolio maturity in excess of five years.

17. With respect to the Growth Fund, investing more than 25% of the Fund's assets in securities of foreign issuers.

18. Purchasing securities that are not readily marketable if more than 10% of the net of a Money Fund, or more than 15% of the net assets of a Non-Money Fund, would be invested in such securities, including, but not limited to:
     (1) repurchase agreements with maturities greater than seven calendar days;
     (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.

19. Investing more than 10% of its total assets in time deposits maturing in more than seven calendar days; provided that this restriction shall not apply to the Short Term High Quality Bond and Growth Funds.

20. Purchasing any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

21.  Making investments for the purpose of exercising control or management.

22. Purchasing or retaining securities of any company if, to the knowledge of the Company, any of the Company's officers or directors or any officer or director of the Advisor or a sub-advisor individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

23. Investing in warrants, (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

24.  Purchasing or selling interests in real estate limited partnerships.

25.  Investing in mineral leases.

26. Entering into Strategic Transactions otherwise prohibited by the Fund's investment restrictions or in the aggregate in excess of 25% of the Fund's net assets, for purposes other than bona fide hedging positions or that are not "covered," subject to such greater percentage limitations as may be imposed by the Advisor from time to time.

     For purposes of the investment restrictions described above, the issuer of a municipal security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of investment restriction Number 13 above, AMT-Subject Bonds and Revenue Bonds, the payment of principal and interest on which is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." The percentage limitations contained in the restrictions listed above apply at the time of purchase of securities, and shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such purchase.

     THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY WM TRUST I WITH RESPECT TO THE FUNDS WITHIN WM TRUST I AS FUNDAMENTAL POLICIES.

EACH OF THE MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS MAY NOT:

1.   invest in common stocks or other equity securities;
2. borrow money for investment purposes, except that each Fund may borrow up to 5% of its total assets in emergencies, and may borrow up to 33 1/3% of such assets to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolio;
3. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

4.   buy or sell options;
5.   act as underwriter of securities issued by others;
6. buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and except in connection with repurchase agreements);
7. buy or sell real estate, real estate investment trust securities, commodities, or oil, gas and mineral interests;
8. lend money, except in connection with repurchase agreements and for investments made in accordance with Fund policies discussed in the Prospectus;
9.   issue senior securities;
10. invest more than 5%* of its total assets in the securities of any single issuer (except for the United States Government, its agencies or instrumentalities);
11. invest more than 25%* of its total assets in securities of issuers in any single industry;
12.  invest more than 10%* of its net assets in illiquid securities;
13.  invest in companies for the purpose of exercising control.

THE MONEY MARKET FUND MAY NOT:

1.   invest in other investment companies (except as part of a merger).

THE TAX-EXEMPT MONEY MARKET FUND MAY NOT:

1. invest more than 20%* of its assets in obligations that pay interest subject to federal alternative minimum tax.

*  Percentage at the time the investment is made.

EACH OF THE INCOME, U.S. GOVERNMENT SECURITIES AND TAX-EXEMPT BOND FUNDS MAY
NOT:

1. invest more than 5%* of its total assets in any single issuer other than U.S. Government Securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;
2.   acquire more than 10%* of the voting securities of any one company;
3.   invest in any company for the purpose of management or exercising control;
4. invest in real estate or commodities although the Income Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and/or securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein and the Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options;
5.   invest in oil, gas or other mineral leases;

6. invest in securities restricted under federal securities laws other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended;
7.   invest more than 20%* of its assets in forward commitments;
8.   invest more than 25%* of its assets in any single industry;**
9.   invest more than 15%* of its net assets in illiquid securities;
10. buy foreign securities not payable in U.S. dollars except that the Income Fund may purchase securities denominated in currencies other than the U.S. dollar and may also invest up to 10% of its assets in foreign currency transactions, interest rate futures and real estate investment trusts;
11. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;
12. invest more than 5%* of its net assets in warrants including not more than 2%* of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;
13.  act as underwriter of securities issued by others;
14. borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes and except for the Tax-Exempt Bond Fund may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date;
15.  lend money (except for the execution of repurchase agreements);
16.  buy or sell put or call options;
17.  issue senior securities.

     In addition,

THE U.S. GOVERNMENT SECURITIES FUND MAY NOT:

1. invest less than 80%* of its assets in obligations guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations.

THE TAX-EXEMPT BOND FUND MAY NOT:

1. buy or hold securities which directors or officers of the Fund or the Advisor hold more than .50% of the outstanding securities.

THE U.S. GOVERNMENT SECURITIES AND INCOME FUNDS MAY NOT:

1.   invest in other investment companies (except as part of a merger).

THE U.S. GOVERNMENT SECURITIES AND TAX-EXEMPT BOND FUNDS MAY NOT:

1. buy common stocks or other equity securities except that Tax-Exempt Bond Fund may invest in other investment companies.

 * Percentage at the time the investment is made.

** It is a policy of the Income Fund to consider electric utilities, electric and gas utilities, gas utilities, and telephone utilities to be separate industries. The Fund also considers foreign issues to be a separate industry.
It is a policy of the Tax-Exempt Bond Fund to apply this restriction only to its assets in non-municipal bond holdings, pollution control revenue bonds and industrial development revenue bonds. These policies may result in increased risk.

THE HIGH YIELD FUND MAY NOT:

1. invest more than 5% of its total assets in any single issuer other than U.S. Government Securities, except that up to 25% of the Fund's assets may be invested without regard to this 5% limitation;
2.   acquire more than 10% of the voting securities of any one company;
3.   invest in real estate or commodities;
4.   invest in oil, gas or other mineral leases;
5.   invest more than 25% or more of its assets in any single industry;*
6.   buy securities on margin, mortgage or pledge its securities;
7.   act as underwriter of securities issued by others;
8. borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes);
9.   lend money (except for the execution of repurchase agreements);
10.  issues senior securities.

*  Percentage at the time the investment is made.

EACH OF THE BOND & STOCK, GROWTH & INCOME AND NORTHWEST FUNDS MAY NOT:

1. invest more than 5%* of its total assets in securities of any single issuer other than U.S. Government Securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;
2.   acquire more than 10%* of the voting securities of any one company;
3.   invest in any company for the purpose of management or exercising control;
4. invest in real estate (except publicly traded real estate investment trusts);
5.   invest in commodities;
6.   invest in oil, gas or other mineral leases;
7.   invest in other investment companies (except as part of a merger);
8. invest more than 20%* of its total assets in forward commitments or repurchase agreements;
9.   invest more than 25%* of its total assets in any single industry;
10.  act as underwriter of securities issued by others;

11. borrow money for investment purposes (it may borrow up to 5% of its total net assets for emergency, non-investment purposes);
12.  lend money (except for the execution of repurchase agreements);
13.  issue senior securities;
14. buy or sell options, with the exception of covered call options which must be limited to 20% of total assets;
15.  buy or sell futures-related securities;
16. invest in securities restricted under federal securities laws (other than securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended);
17.  invest more than 15%* of its net assets in illiquid securities;
18. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;
19. invest more than 5%* of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;
20. invest more than 25%* of its total assets in foreign securities and then only in U.S. dollar-denominated foreign securities.

*    Percentage at the time the investment is made.

     THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY THE WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS WITH RESPECT TO THE PORTFOLIOS AS FUNDAMENTAL POLICIES.

     EACH OF THE STRATEGIC GROWTH, CONSERVATIVE GROWTH, BALANCED, FLEXIBLE INCOME AND INCOME PORTFOLIOS WILL NOT

1. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);
2. purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;
3. make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;
4. (i) purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer.

5. issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission;
6. will not borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;
7. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and
8. write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                               PORTFOLIO TURNOVER

     The Money Funds attempt to increase yields by trading to take advantage of short-term market variations, which result in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to these Funds. The Short Term High Quality Bond, Target Maturity 2002, U.S. Government Securities, Income and High Yield Funds, the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds and the Bond & Stock, Growth & Income, Growth, International Growth, Northwest and Emerging Growth Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

     Under certain market conditions, the Short Term High Quality Bond, California Insured Intermediate Municipal, Growth, International Growth or Emerging Growth Funds may experience increased portfolio turnover as a result of such Fund's options activities. It is anticipated that the portfolio turnover rate for the Short Term High Quality Bond Fund will exceed 200%. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. For the fiscal year ended 6/30/96 the Short Term High Quality Bond Fund experienced a portfolio turnover rate of 225%, which decreased to 51% for the fiscal year ended 6/30/97. In addition, the Northwest Fund experienced a significant increase in its portfolio turnover rate for the fiscal year ended 10/31/97, when the Fund's portfolio turnover rate increased to 42% versus the 9% it experienced for the fiscal year ended 10/31/96.

     Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor or a Fund's sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

                             PORTFOLIO TRANSACTIONS

     Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by the Advisor or the relevant sub-advisor, which also is responsible for placing these transactions, subject to the overall review of the Trusts' Board of Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by the Advisor or the sub-advisor, investments of the type the Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Advisor or the sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or the sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

     Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, the Advisor or the Fund's sub-advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor and each sub-advisor will consider the factors that the Advisor or the sub-advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement among the Trusts authorizes the Advisor, and a sub-advisory agreement authorizes the sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trusts, the other Funds and/or other accounts over which the Advisor, the sub-advisor or their affiliates exercise investment discretion. The fees under the advisory agreements between the Trusts, the Advisor and the sub-advisors are not reduced by reason of their receiving such brokerage and research services. The Trusts' Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trusts.

     Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trusts' Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for a Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a sub-advisor of another Fund) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or the Fund's sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. For the 1995, 1996 and 1997 fiscal years, WM Trust II paid brokerage commissions of approximately $6,089, $23,059 and $39,147, respectively, to a broker affiliated with J.P. Morgan, which was during such years sub-advisor to a former series of WM Trust II which was merged into the Growth & Income Fund on March 20, 1998. For the 1995, 1996 and 1997 fiscal years, commissions paid to such broker represented approximately .25%, .76% and 1.61%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented .25%, .76% and 1.61%, respectively, of the aggregate dollar amount of transactions that incurred commissions paid by WM Trust II during such period. For the 1995, 1996 and 1997 fiscal years, WM Trust II paid brokerage commissions of approximately $21,155, $60,995 and $49,517, respectively, to Donaldson, Lufkin & Jenrette, an affiliate of Janus, which is the sub-advisor to the Growth Fund and which during such years was also sub-advisor to the Emerging Growth Fund. For the 1995, 1996 and 1997 fiscal years, commissions paid to Donaldson, Lufkin & Jenrette represented approximately .88%, 2.02% and 2.03%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented .88%, 2.02% and 2.03%, respectively, of the aggregate dollar amount of transactions that incurred commissions paid by WM Trust II during such period.

For the years set forth below, the Funds within WM Trust II paid the following brokerage commissions:

-------------------------------------------------------------------------------------
                          TOTAL BROKERAGE COMMISSIONS PAID
-------------------------------------------------------------------------------------
                                                    Fiscal      Fiscal       Fiscal
                                                  Year ended  Year ended   Year ended
Fund                                                6/30/97     6/30/96     6/30/95
-------------------------------------------------------------------------------------
California Money Fund                               $      0     $      0    $      0
-------------------------------------------------------------------------------------
Short Term High Quality Bond Fund                   $  6,064     $ 20,378    $  7,320
-------------------------------------------------------------------------------------
Target Maturity 2002 Fund                           $      0     $      0    $      0
-------------------------------------------------------------------------------------
California Municipal Fund                           $      0     $ 20,982    $      0
-------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund      $  7,102     $      0    $      0
-------------------------------------------------------------------------------------
Florida Insured Municipal Fund                      $  7,935     $      0    $      0
-------------------------------------------------------------------------------------
Growth Fund                                         $616,898     $723,100    $635,228
-------------------------------------------------------------------------------------
International Growth Fund                           $696,191     $860,863    $583,298
-------------------------------------------------------------------------------------
Emerging Growth Fund                                $480,975     $849,149    $757,574
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
               TOTAL BROKERAGE COMMISSIONS PAID TO AFFILIATED PERSONS
-------------------------------------------------------------------------------------
                                                    Fiscal      Fiscal       Fiscal
                                                  Year ended  Year ended   Year ended
Fund                                                6/30/97     6/30/96     6/30/95
-------------------------------------------------------------------------------------
California Money Fund                               $      0    $      0     $      0
-------------------------------------------------------------------------------------
Short Term High Quality Bond Fund                   $      0    $      0     $      0
-------------------------------------------------------------------------------------
Target Maturity 2002 Fund                           $      0    $      0     $      0
-------------------------------------------------------------------------------------
California Municipal Fund                           $      0    $      0     $      0
-------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund      $      0    $      0     $      0
-------------------------------------------------------------------------------------
Florida Insured Municipal Fund                      $      0    $      0     $      0
-------------------------------------------------------------------------------------
Growth Fund                                         $      0    $      0     $      0
-------------------------------------------------------------------------------------
International Growth Fund                           $      0    $      0     $      0
-------------------------------------------------------------------------------------
Emerging Growth Fund                                $      0    $      0     $      0
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                   TOTAL BROKERAGE COMMISSIONS         TOTAL AMOUNT OF
                                                  PAID TO BROKERS THAT PROVIDED       TRANSACTIONS WHERE
                                                            RESEARCH                 BROKERAGE COMMISSIONS
                                                                                   WERE PAID TO BROKERS THAT
                                                                                       PROVIDED RESEARCH

------------------------------------------------------------------------------------------------------------
Fund                                                       Fiscal Year                    Fiscal Year
                                                          ended 6/30/97                  ended 6/30/97
------------------------------------------------------------------------------------------------------------
California Money Fund                                         $     0                      $          0
------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund                             $     0                      $          0
------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund                                     $     0                      $          0
------------------------------------------------------------------------------------------------------------
California Municipal Fund                                     $     0                      $          0
------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund                $     0                      $          0
------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund                                $     0                      $          0
------------------------------------------------------------------------------------------------------------
Growth Fund                                                   $ 1,310                      $    936,110
------------------------------------------------------------------------------------------------------------
International Growth Fund*                                    $65,416                      $118,936,350
------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                                          $   961                      $    676,876
------------------------------------------------------------------------------------------------------------

     *Represents figures for period from October 18, 1996 to June 30, 1997.

     WM Trust II is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which WM Trust II has acquired during its most recent fiscal year. As of June 30, 1997, none of the Funds held any securities of any "regular broker or dealer" of the Trust.

     For the fiscal years set forth below, the Funds within WM Trust I paid the following brokerage commissions:

---------------------------------------------------------------------------
                    TOTAL BROKERAGE COMMISSIONS PAID
---------------------------------------------------------------------------
               Fund                 Fiscal year  Fiscal year    Fiscal year
               ----                 ended 1997   ended 1996     ended 1995
                                    ----------   ----------     ----------
---------------------------------------------------------------------------
Money Market Fund*                     $      0     $      0     $      0
---------------------------------------------------------------------------
Tax-Exempt Money Market Fund*                 0            0            0
---------------------------------------------------------------------------
U.S. Government Securities Fund*              0            0            0
---------------------------------------------------------------------------
Income Fund*                                  0            0            0
---------------------------------------------------------------------------
Tax-Exempt Bond Fund*                         0            0            0
---------------------------------------------------------------------------
Bond & Stock Fund**                     307,372      199,663      137,742
---------------------------------------------------------------------------
Growth & Income Fund**                  502,688      292,486      163,180
---------------------------------------------------------------------------
Northwest Fund**                         98,599      123,164       37,280
---------------------------------------------------------------------------

*     Fiscal year ending 12/31
**    Fiscal year ending 10/31

-------------------------------------------------------------------------
         TOTAL BROKERAGE COMMISSIONS PAID TO AFFILIATED PERSONS
-------------------------------------------------------------------------
               Fund                 Fiscal year  Fiscal year  Fiscal year
                                    ended 1997   ended 1996   ended 1995
                                    -----------  -----------  -----------
-------------------------------------------------------------------------
Money Market Fund*                           $0           $0           $0
-------------------------------------------------------------------------
Tax-Exempt Money Market Fund*                 0            0            0
-------------------------------------------------------------------------
U.S. Government Securities Fund*              0            0            0
-------------------------------------------------------------------------
Income Fund*                                  0            0            0
-------------------------------------------------------------------------
Tax-Exempt Bond Fund*                         0            0            0
-------------------------------------------------------------------------
Bond & Stock Fund*                            0            0            0
-------------------------------------------------------------------------
Growth & Income Fund**                        0            0            0
-------------------------------------------------------------------------
Northwest Fund**                              0            0            0
-------------------------------------------------------------------------

*     Fiscal year ending 12/31
**    Fiscal year ending 10/31

--------------------------------------------------------------------
 TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
--------------------------------------------------------------------
                Fund                    1997       1996       1995
--------------------------------------------------------------------
Money Market Fund*                     $      0   $      0  $      0
--------------------------------------------------------------------
Tax-Exempt Money Market Fund*                 0          0         0
--------------------------------------------------------------------
U.S. Government Securities Fund*              0          0         0
--------------------------------------------------------------------
Income Fund*                                  0          0         0
--------------------------------------------------------------------
Tax-Exempt Bond Fund*                         0          0         0
--------------------------------------------------------------------
Bond & Stock Fund**                     307,372    199,663   137,742
--------------------------------------------------------------------
Growth & Income Fund**                  502,688    292,486   163,180
--------------------------------------------------------------------
Northwest Fund**                         98,599    123,164    37,280
--------------------------------------------------------------------

*     Fiscal year ending 12/31
**    Fiscal year ending 10/31


                                 NET ASSET VALUE

     The Trusts will calculate the net asset value of the Funds' Class A, Class B, Class I and Class S Shares as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York time), Monday through Friday, exclusive of national business holidays. The Trusts will be closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     A security that is primarily traded on a U.S. exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities that are not traded through the NASDAQ National Market System are valued on the basis of the bid price at the close of business on each day. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. Investments in U.S. Government Securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short term debt securities that mature in 60 days or less are valued at amortized cost when the Board of Trustees determines that this constitutes fair value; assets of the Money Funds are also valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York Time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to the security or index underlying the futures contract. In such event, the futures contract will be valued at a fair market value to be determined by or under the direction of the Board of Trustees.

     Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments), including Municipal Securities, are valued by one or more independent pricing services ("Pricing Service") retained by the Trusts. When, in the judgment of the Pricing Service, quoted bid prices for investments of the Municipal Funds are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments of the Municipal Funds that are not regularly quoted are carried at fair market value as determined by the Board of Trustees, which may rely on the assistance of the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

     VALUATION OF THE MONEY FUNDS. The valuation of the portfolio securities of the Money Funds is based upon their amortized costs, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The use by the Money Funds of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC.
Under this rule, the Money Funds must maintain dollar-weighted average portfolio maturities of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Board of Trustees of the Trusts to present minimal credit risks.
Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Funds' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Funds' net asset values calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

     The rule also provides that the extent of any deviation between the Funds' net asset values based upon available market quotations or market equivalents and the $1.00 per share net asset values based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Board of Trustees must cause the Trusts to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                          HOW TO BUY AND REDEEM SHARES

     Class A, Class B, Class I and Class S shares of the Funds may be purchased and redeemed in the manner described in the Prospectus and in this SAl Information. Class I shares are currently offered and sold only to the Portfolios.

COMPUTATION OF PUBLIC OFFERING PRICES

     The Funds offer their shares to the public on a continuous basis. The public offering price per Class A share of the Funds is equal to the net asset value next computed after receipt of a purchase order, plus the applicable front-end sales charge, if any as set forth in the Prospectus. The public offering price per Class B, Class I or Class S share of the Funds is equal to the net asset value next computed after receipt of a purchase order.

     An illustration of the computation of the public offering price per Class A Share of the Short Term High Quality Bond, Target Maturity 2002, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds is provided in the table below. The computation is based on the value of each Fund's net assets, the number of Class A shares outstanding on June 30, 1997 and the application of the maximum sales charge for the Funds, as set forth in the table below.

----------------------------------------------------------------------------------------------------------------------------------
                                                         California
                             Short Term      Target       Insured                       Florida
                                 High       Maturity    Intermediate    California     Insured
                               Quality        2002       Municipal       Municipal     Municipal       Growth      International
      Class A Shares         Bond Fund/3/    Fund/4/       Fund/1/        Fund/1/       Fund/1/        Fund/2/     Growth Fund/2/
      ---------------        -----------    --------    ------------    ----------     --------        -------     --------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets.............      $13,685,006   $2,815,868    $45,156,682   $318,251,461   $22,761,049   $111,186,791     $57,776,390
----------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares.....        5,898,076      263,366      4,205,143     29,146,582     2,291,279      7,462,279       4,876,565
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
 Per Share.............      $      2.32   $    10.69    $     10.74   $      10.92   $      9.93   $      14.90     $     11.85
----------------------------------------------------------------------------------------------------------------------------------
Sales Charge, as a
 percentage of the
 offering price........             3.50%        2.00%          4.50%          4.50%         4.50%          5.50%           5.50%
----------------------------------------------------------------------------------------------------------------------------------
Offering to Public.....      $      2.40   $    10.91    $     11.25   $      11.43   $     10.40   $      15.77     $     12.54
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
                                       Emerging
                                       Growth
      Class A Shares                   Fund/2/
      ---------------              -------------
------------------------------------------------
Net Assets.............             $165,719,142
------------------------------------------------
Outstanding Shares.....                9,066,672
------------------------------------------------
Net Asset Value
 Per Share.............             $      18.28
------------------------------------------------
Sales Charge, as a
 percentage of the
 offering price........                     5.50
------------------------------------------------
Offering to Public.....             $      19.34
------------------------------------------------

_______________________

       1. The maximum sales charge for the California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds is 4.50%.
       2. The maximum sales charge for the Growth, International Growth and Emerging Growth Funds is 5.50%.
       3. The maximum sales charge for the Short Term High Quality Bond Funds is 3.5%.
       4.  The maximum sales charge for the Target Maturity 2002 Fund is 2.0%.

     In addition to the purchases on which the sales charge is waived as listed in the Prospectus, no sales charge will be assessed on a purchase by any other investment company in connection with the combination of such company with the Trust by merger, acquisition of assets or otherwise.

     An illustration of the computation of the Public Offering Price per Class A and Class B shares of the Money Market, Tax-Exempt Money Market, Income, U.S. Government Securities, Bond & Stock, Growth & Income and Northwest Funds is set forth below in the form of a Specimen Price Make-Up Sheet below:


----------------------------------------------------------------------------------------------------------------------------
                                                      SPECIMEN PRICE MAKE-UP SHEET
----------------------------------------------------------------------------------------------------------------------------
                                           Tax-Exempt      U.S.
                                Money         Money     Government                  Tax-Exempt
                               Market        Market      Securities     Income         Bond         Bond &      Growth &
                                Fund**       Fund**        Fund**       Fund**        Fund**     Stock Fund*   Income Fund*
----------------------------------------------------------------------------------------------------------------------------
Assets                       $264,491,582  $33,233,969  $141,639,195  $94,019,168  $212,991,303  $279,311,840  $203,202,475
----------------------------------------------------------------------------------------------------------------------------

                         -------------
                           Northwest
                             Fund*
--------------------------------------
Assets                    $193,179,356
--------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Liabilities                  $  3,143,472  $ 1,087,699       517,201      239,890     4,119,520     1,654,274     2,020,579
----------------------------------------------------------------------------------------------------------------------------
Net Assets                   $261,348,110  $32,146,270  $141,121,994  $93,779,278  $208,871,783  $277,657,566  $201,181,896
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
----------------------------------------------------------------------------------------------------------------------------
Net Assets                   $260,877,498  $32,134,470  $138,159,478  $86,657,040  $203,606,240  $255,414,120  $178,330,523
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding           $260,877,498  $32,134,470    13,204,217    9,467,260    26,002,410    17,361,806    10,334,058
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
 Share                       $       1.00  $      1.00  $      10.46  $      9.15  $       7.83  $      14.71  $      17.26
----------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price       $       1.00  $      1.00  $      10.90  $      9.53                $      15.40  $      18.07
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                                                     $       8.16
----------------------------------------------------------------------------------------------------------------------------
Net Assets                   $    470,612  $    11,800  $  2,962,516  $ 7,122,238  $  5,265,543  $ 22,243,446  $ 22,851,373
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding           $    470,612  $    11,800       283,151      776,973       672,375     1,514,671     1,331,165
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and          $       1.00  $      1.00  $      10.46  $      9.17  $       7.83  $      14.69  $      17.17
 Offering Price Per Share
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
Liabilities                                1,819,938
----------------------------------------------------
Net Assets                              $191,359,418
----------------------------------------------------
CLASS A SHARES
----------------------------------------------------
Net Assets                              $176,706,441
----------------------------------------------------
Shares Outstanding                         8,972,376
----------------------------------------------------
Net Asset Value Per
 Share                                  $      19.69
----------------------------------------------------
Maximum Offering Price                  $      20.62
----------------------------------------------------
CLASS B SHARES
----------------------------------------------------
Net Assets                              $ 14,652,997
----------------------------------------------------
Shares Outstanding                           753,528
----------------------------------------------------
Net Asset Value and                     $      19.45
 Offering Price Per Share
----------------------------------------------------

*              As of October 31, 1997
**             As of December 31, 1997


REDEMPTIONS

     The procedures for redemption of Class A, Class B and Class S shares of each Fund and Portfolio are summarized in the Prospectus under "How to Sell Shares." The right of redemption of Class A, Class B and Class S shares of a Fund and Class A and Class B of a Portfolio may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of shareholders.

     CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGES. Contingent deferred sales charges (each, a "CDSC") imposed upon redemptions of Class A,
                                 ----
Class B and Class S shares will be waived in certain instances.

     APPLICATION OF CLASS A SHARES CDSC. The Class A CDSC of 1.0% or 0.5% may be imposed on certain redemptions within one or two years of purchase, respectively, with respect to Class A shares (i) purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more, or (ii) acquired, including Class A Shares of a Money Fund acquired, through an exchange for Class A Shares of a Non-Money Fund purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more. The CDSCs for Class A Shares are calculated on the lower of the shares' cost or current net asset value, and in determining whether the CDSC is payable, the Funds will first redeem shares not subject to any CDSC.

     With respect to certain investors who purchase Class A shares through an authorized dealer and who receive a waiver of the entire initial sales charge on Class A Shares because the Class A Shares where purchased through a plan qualified under Section 401(k) of the Code ("401(k) Plan") or through a plan
                                             -----------
qualified under Section 403(b) of the Code ("403(b) Plan") or who hold Class A
                                             -----------
Shares of a Money Fund that were acquired through an exchange for Non-Money Fund Class A Shares that were purchased at NAV through one of such plans, a CDSC of 1% may be imposed on the amount that was invested through the plan in such Class A Shares and that is redeemed (i) if, within the first two years after the plan's initial investment in the Funds, the named fiduciary of the plan withdraws the plan from investing in the Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant in a 403(b) Plan within two years of the plan participant's purchase of such Class A Shares. This CDSC will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant). See "How to Buy and Redeem Shares" in the SAI.

     WAIVERS OF CLASS A SHARES CDSC. The Class A CDSC is waived for redemptions of Class A Shares (i) that are part of exchanges for Class A Shares of other Funds; (ii) for distributions to pay benefits to participants from a retirement plan qualified under Section 401(a) or 401(k) of the Code, including distributions due to the death or disability of the participant (including one who owns the shares as a joint tenant); (iii) for distributions from a 403(b) Plan or an IRA due to death, disability, or attainment of age 70 1/2, including certain involuntary distributions; (iv) for tax-free returns of excess contributions to an IRA; (v) for distributions by other employee benefit plans to pay benefits; (vi) in connection with certain involuntary distributions;
(vii) for systematic withdrawals in amounts of 1% or less per month; and (viii) by a 401(k) Plan participant so long as the shares were purchased through the 401(k) Plan and the 401(k) Plan continues in effect with investments in Class A Shares of the Fund. See "How to Buy and Redeem Shares" in the SAI.

     For purposes of the waivers described in such section of the Prospectus, a person will be deemed "disabled" only if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration.

     DEFERRED SALES CHARGE ALTERNATIVE: CLASS B AND CLASS S SHARES. If you choose the deferred sales charge alternative, you will purchase Class B Shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B Shares of the Short Term High Quality Bond Fund that are redeemed within four years of purchase, and Class B Shares of the remaining Funds and Portfolios that are redeemed within five years of purchase, however, will be subject to a CDSC as described below. CDSC payments and distribution fees on Class B Shares may be used to fund commissions payable to Authorized Dealers.

No charge will be imposed with respect to shares having a value equal to any net increase in the value of shares purchased during the preceding four or five years and shares acquired by reinvestment of net investment income and capital gain distributions. The amount of the charge is determined as a percentage of the lesser of (1) the NAV of the Class B Shares at the time of purchase or (2) the NAV of the Class B Shares at the time of redemption. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed, according to the following table:

Class B shares of all Funds (except     Class B shares of all Funds of WM Trust II       Class B shares of all Funds of
for the Short Term High Quality         (except for the Short Term High Quality          WM Trust I purchased before
Bond Fund), Portfolios                  Bond Fund), Portfolios and Class S shares of     March 20, 1998/*/ and the Short
and Class S shares of all Funds         all Funds purchased before March 20, 1998        Term High Quality Bond Fund
-------------------------------         -----------------------------------------       --------------------------------

  Year of                  Contingent           Year of         Contingent                Year of
  Redemption                Deferred           Redemption        Deferred                Redemption             Contingent
After Purchase            Sales Charge       After Purchase    Sales Charge            After Purchase      Deferred Sales Charge
------------------        ------------       --------------   --------------          -----------------    ---------------------

First................         5.00%           First.........       5.00%             First...............         4.00%
Second...............         4.00%           Second........       4.00%             Second..............         3.00%
Third................         3.00%           Third.........       3.00%             Third...............         2.00%
Fourth...............         2.00%           Fourth........       3.00%             Fourth..............         1.00%
Fifth................         1.00%           Fifth.........       2.00%             Fifth and following.            0%
Sixth and following           0.00%           Sixth.........       1.00%
                                              Seventh and          0.00%
                                              following

     All purchases are considered made on the last day of the month of purchase. To determine the CDSC payable on a redemption of Class B Shares, a Fund will first redeem Class B Shares not subject to a CDSC. Thereafter, to determine the applicability and rate of any CDSC, it will be assumed that shares representing the reinvestment of dividends and capital gain distributions are redeemed first and shares held for the longest period of time are redeemed next. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

     The Trusts will adopt procedures to convert Class B Shares, without payment of any sales charges, into Class A Shares, which have lower distribution fees, after the passage of a number of years after purchase. Such conversion may occur in approximately eight years.

_______________________

     * Class B shares of the U.S. Government Securities, Income and Tax-Exempt Bond Funds purchased prior to March 15, 1996, and Class B shares of the Growth & Income, Bond & Stock and Northwest Funds purchased prior to January 15, 1996, are subject to a contingent deferred sales charge of 3% if redeemed the first or second year after purchase, 2% in the third or fourth year, 1% in the fifth year, and 0% in year six.

     WAIVERS OF CLASS B CDSCS. For each of the Funds within WM Trust II purchased prior to March 20, 1998, no CDSC charges will be assessed on redemptions of Class B Shares in the case of systematic withdrawals in amounts of 1% or less per month; death of the shareholder; and redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder or attainment of age 70 1/2, from IRAs. The foregoing waivers may be changed at any time. For waivers with respect to each of the other Funds and Portfolios, or for shares of the Funds within WM Trust II purchased on or after March 20, 1998, see the Prospectus.

     DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Trusts may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

     SYSTEMATIC WITHDRAWAL PLAN. As described in the Prospectus, a Systematic Withdrawal Plan may be established by a shareholder who owns either Class A or Class B Shares of a Fund with a value exceeding $5,000 and who wishes to receive specific amounts of cash periodically. Monthly, quarterly, semiannual or annual withdrawals in a minimum amount of $100 may be made under the Systematic Withdrawal Plan by redeeming as many shares of the Fund or Portfolio as may be necessary to cover the stipulated withdrawal payment. The CDSC on Class B Shares is waived for withdrawals under a Systematic Withdrawal Plan that meets certain conditions as described in "Buying Class B or Class S shares - Contingent deferred sales charge" in the Prospectus. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund or Portfolio, there will be a reduction in the value of the shareholder's investment in the relevant class of the Fund or Portfolio and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund or Portfolio. For additional information regarding the Systematic Withdrawal Plan, write to the WM Group of Funds at Suite 300, 601 West Main Avenue, Spokane, Washington 99201-0613 or by calling the Trust at 800-222-5852.

     CHECK REDEMPTION PRIVILEGE. Checkwriting is available for the Class A Shares of the Money Funds only. Checks to redeem shares of any of the Money Funds are drawn on the account of the Fund at Boston Safe and shareholders will be subject to the same rules and regulations that Boston Safe applies to checking accounts and, will have the same rights and duties with respect to stop payment orders, "stale" checks, and unauthorized endorsements as bank checking account customers do under Massachusetts Uniform Commercial Code. All notices with regard to those rights and duties must be given to Boston Safe.

                             HOW TO EXCHANGE SHARES

     You may exchange shares of any of the Funds or Portfolios for shares of the same class of any other of the Funds or Portfolios. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

     Exchanges are made at the relative NAVs of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a Fund which imposes an initial or contingent deferred sales charge. Any contingent deferred sales charge on the subsequent sale of shares acquired by exchange will be based on the contingent deferred sales charge schedule of the Fund originally purchased. Shares exchanged from Money Fund will be subject to the acquired Fund's sales charge unless the shares given in exchange were previously exchanged from a Fund that imposes an initial or contingent deferred sales charge. Shares of the Funds may also be exchanged for shares of the Prime Income Fund. Exchanges for shares is subject to the availability of shares of the Prime Income Fund. Also, although shares of the WM Prime Income Fund may be exchanged for shares of the Funds, such exchanges are permitted approximately once each calendar quarter so long as the Prime Income Fund makes a repurchase offer for its shares in such quarter and so long as the Prime Income Fund's repurchase offer is sufficiently large to include Prime Income Fund shares tendered for exchange. For more information about the Prime Income Fund, please consult your investment representatives or call the Distributor.

     All exchanges are subject to the minimum investment requirements of the Fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Funds or Portfolios reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund or Portfolios and, consequently, may be disallowed.

                          DETERMINATION OF PERFORMANCE

     From time to time, the Trusts may quote the performance of a Fund's or Portfolio's Class A, Class B and Class S Shares in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in advertising material. The yield for the Class A, Class B and Class S Shares of the Money Funds is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in each Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted,
(2) subtracting a hypothetical change reflecting deductions from shareholder accounts, (3) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (4) annualizing the results (i.e., multiplying the base period return by 365/7). The net change
             ----
in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation or depreciation. In addition, the Money Funds may calculate a compounded effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     The current yield for the Money Funds and the Target Maturity 2002 Fund may be obtained by calling 800-222-5852. For the seven-day period ended December 31, 1997, the yield for the outstanding shares of the California Money Fund that are treated as Class A Shares was 3.03% and the effective yield of such shares of that Fund for the same period was 3.07%. The California Money Fund may also calculate its tax equivalent yield as described below.

     The Municipal Funds and Fixed-Income Funds may quote a 30-day yield figure (the "SEC Yield") which is calculated according to a formula prescribed by the
      ---------
SEC.  The formula can be expressed as follows:

          YIELD = 2[(a-b + 1)/6/ - 1]
                     ---
                     cd

Where:  a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursement).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by one of the Municipal and Fixed-Income Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Based on the foregoing calculation, the SEC Yields relating to the outstanding shares treated as Class A Shares for the 30-day period ended 12/31/97 are as follows:


          Fund                                              Yield
          ----                                              -----
          Short Term High Quality Bond Fund...............   5.86%
          Target Maturity 2002 Fund.......................   5.40
          U.S. Government Securities Fund.................   5.37
          Income Fund.....................................   5.93
          Tax-Exempt Bond Fund............................   3.94
          California Municipal Fund.......................   4.29
          California Insured Intermediate Municipal Fund..   3.49
          Florida Insured Municipal Fund..................   4.07
          Income Portfolio................................   5.51
          Flexible Income Portfolio.......................   3.95
          Balanced Portfolio..............................   1.41

     In addition, the Fund or Portfolio may quote a 30-day yield based on actual distributions during a 30-day period that is computed by dividing the net investment income per share earned by the Fund or Portfolio during the period by the maximum Public Offering Price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum Public Offering Price. In addition, the Municipal Funds, the Fixed-Income Funds and the Income, Flexible Income and Balanced Portfolios may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the Public Offering Price per share. These 30-day average yields for the period ended December 31, 1997 for the outstanding shares of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida

Insured Municipal Funds and the Income, Flexible Income and Balanced Portfolios were 4.50%, 5.13%, 4.44%, 4.66%, 5.74%, 4.13%, and 1.51%, respectively.

     The tax equivalent yield for the Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. The tax-equivalent yields for the outstanding shares of the Tax-Exempt Money Market and California Money Fund, that are treated as Class A Shares, for the 7-day period ended December 31, 1997 were 5.62% and 5.93%, respectively. The tax equivalent SEC 30-day yields for the period ended December 31, 1997 for the outstanding shares of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, and Florida Insured Municipal Funds were 6.52%, 7.83%, 6.37% and 6.74%, respectively. The tax equivalent yield based on the 30-day average yield for the period ended December 31, 1997 for the outstanding shares of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds were 7.45%, 10.04%, 8.69% and 9.12%, respectively. Tax-equivalent yields assume the payment of federal income taxes at a rate of 39.6% and, if applicable, California state income taxes at a rate of 9.3%.

     Capital appreciation for Class A, Class B and Class S shares of the Municipal, Fixed-Income and the Equity Funds and the Portfolios (Class A and Class B shares) shows principal changes for the period shown, and total return combines principal changes and dividend and interest income reinvested for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period. Actual distributions include short-term capital gains derived from option writing or other sources. The period selected for performance data will depend upon the purpose of reporting the performance.

     The total return of the Funds' and the Portfolios' (Class A and Class B shares) Class A, Class B and Class S shares may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for Class A, Class B and Class S Shares of the Fixed-Income and Equity Funds and the Portfolios (Class A and Class B shares) will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

          P(1+T)/n/ = ERV

Where:  P   = a hypothetical initial payment of $1,000
        T   = average annual total return/aggregate total return
        n   = number of years
        ERV = Ending Redeemable Value of a hypothetical $1,000
              payment made at the beginning of the 1, 5 or 10 years (or other) periods or the life of the Fund

     The formula for calculating aggregate total return can be expressed as follows:

     Aggregate Total Return =     [ (ERV) - 1 ]
                                     ---
                                             P

     The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts. In addition, with respect to Class A Shares, the maximum sales charge is deducted from the initial $1,000 payment (variable "P" in the formula).

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

     The average annual rates of return (unless otherwise noted) for the Funds for the one-year, five-year and ten-year periods and for the period since inception , in each case ended December 31, 1997 (except in the case of the Bond & Stock, Growth & Income and Northwest Funds, for which returns are given for periods ended October 31, 1997) are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                  Aggregate
                                                                                               Total Return for
                                                                                    Since      Ten Year Period
Fund and inception date                                                             Date      or  from Date of
                                                                                      of        Inception, if
                                              One Year   Five Year   Ten Year     Inception        shorter
-------------------------------------------------------------------------------------------------------------
SHORT TERM HIGH QUALITY BOND FUND
 CLASS A SHARES 11/1/93
   Adjusted for Maximum Sales Charge             5.77%      N/A        N/A           3.43%
   Not Adjusted for Sales Charge                 2.07%      N/A        N/A           4.32%
 CLASS B SHARES 6/30/94
   Adjusted for Maximum Sales Charge             1.00%      N/A        N/A           4.34%
   Not Adjusted for Sales Charge                 4.98%      N/A        N/A           4.59%
 CLASS S SHARES 6/30/94
   Adjusted for Maximum Sales Charge            (2.24%)     N/A        N/A           3.84%
   Not Adjusted for Sales Charge                 2.76%      N/A        N/A           4.59%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                  Aggregate
                                                                                               Total Return for
                                                                                    Since      Ten Year Period
Fund and inception date                                                             Date      or  from Date of
                                                                                      of        Inception, if
                                              One Year   Five Year   Ten Year     Inception        shorter
-------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2002 FUND
 CLASS A SHARES 3/20/95
   Adjusted for Maximum Sales Charge             6.10%      N/A        N/A           8.61%
   Not Adjusted for Sales Charge                 8.27%      N/A        N/A           7.83%
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
 CLASS A SHARES
   Adjusted for Maximum Sales Charge             5.48%      5.84%      7.96%                       115.09%
   Not Adjusted for Sales Charge                 9.92%      6.70%      8.40%                       119.89%
 CLASS B SHARES 3/30/94
   Adjusted for Maximum Sales Charge             6.03%      N/A        N/A           6.74%          27.76%
   Not Adjusted for Sales Charge                 9.03%      N/A        N/A           7.96%          29.76%
-------------------------------------------------------------------------------------------------------------
INCOME FUND
 CLASS A SHARES
   Adjusted for Maximum Sales Charge             6.10%      7.09%      8.16%                       119.11%
   Not Adjusted for Sales Charge                10.51%      7.95%      8.61%                       124.07%
 CLASS B SHARES 3/30/94
   Adjusted for Maximum Sales Charge             6.51%      N/A        N/A           7.74%          32.32%
   Not Adjusted for Sales Charge                 9.51%      N/A        N/A           7.96%          39.32%
-------------------------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
 CLASS A SHARES
   Adjusted for Maximum Sales Charge             4.20%      5.85%      7.50%         N/A           106.10%
   Not Adjusted for Sales Charge                 8.59%      6.73%      7.93%         N/A           110.52%
 CLASS B SHARES 3/30/94
   Adjusted for Maximum Sales Charge             4.71%      N/A        N/A           6.21%          25.39%
   Not Adjusted for Sales Charge                 7.71%      N/A        N/A           6.45%          27.39%
-------------------------------------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL FUND
 CLASS A SHARES 7/25/89
   Adjusted for Maximum Sales Charge            15.33%      6.17%      N/A           7.04%
   Not Adjusted for Sales Charge                10.30%      7.15%      N/A           7.63%
 CLASS B SHARES 6/30/94
   Adjusted for Maximum Sales Charge             4.48%      N/A        N/A           6.95%
   Not Adjusted for Sales Charge                 9.48%      N/A        N/A           7.67%
 CLASS S SHARES 6/30/94
   Adjusted for Maximum Sales Charge             4.48%      N/A        N/A           6.95%
   Not Adjusted for Sales Charge                 9.48%      N/A        N/A           7.67%
-------------------------------------------------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL
 FUND
 CLASS A SHARES 4/4/94
   Adjusted for Maximum Sales Charge             2.32%      N/A        N/A           6.37%
   Not Adjusted for Sales Charge                 7.14%      N/A        N/A           7.69%
 CLASS B SHARES 6/30/94
   Adjusted for Maximum Sales Charge             1.34%      N/A        N/A           6.01%
   Not Adjusted for Sales Charge                 6.34%      N/A        N/A           6.75%
 CLASS S SHARES 6/30/94
   Adjusted for Maximum Sales Charge             1.34%      N/A        N/A           6.01%
   Not Adjusted for Sales Charge                 6.34%      N/A        N/A           6.75%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                  Aggregate
                                                                                               Total Return for
                                                                                    Since      Ten Year Period
Fund and inception date                                                             Date      or  from Date of
                                                                                      of        Inception, if
                                              One Year   Five Year   Ten Year     Inception        shorter
-------------------------------------------------------------------------------------------------------------
FLORIDA INSURED MUNICIPAL FUND
 CLASS A SHARES 6/7/93
   Adjusted for Maximum Sales Charge             5.06%      N/A        N/A           5.00%
   Not Adjusted for Sales Charge                10.01%      N/A        N/A           6.06%
 CLASS B SHARES 6/30/94
   Adjusted for Maximum Sales Charge             4.19%      N/A        N/A           6.76%
   Not Adjusted for Sales Charge                 9.19%      N/A        N/A           7.48%
 CLASS S SHARES 6/30/94
   Adjusted for Maximum Sales Charge             4.19%      N/A        N/A           6.76%
   Not Adjusted for Sales Charge                 9.19%      N/A        N/A           7.48%
-------------------------------------------------------------------------------------------------------------
BOND & STOCK FUND
 CLASS A SHARES
   Adjusted for Maximum Sales Charge            15.37%       13.06%     11.99%                    207.81%
   Not Adjusted for Sales Charge                20.81%       14.10%     12.51%                    216.60%
 CLASS B SHARES 3/30/94
   Adjusted for Maximum Sales Charge            16.86%   N/A           N/A          15.82%         69.70%
   Not Adjusted for Sales Charge                19.86%   N/A           N/A          16.01%         71.70%
-------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
 CLASS A SHARES
   Adjusted for Maximum Sales Charge            25.34%       17.69%     13.85%                    267.27%
   Not Adjusted for Sales Charge                31.24%       18.77%     14.37%                    273.58%
 CLASS B SHARES 3/30/94
   Adjusted for Maximum Sales Charge            27.20%      N/A        N/A          21.65%        102.76%
   Not Adjusted for Sales Charge                30.20%      N/A        N/A          21.81%        104.76%
-------------------------------------------------------------------------------------------------------------
GROWTH FUND
 CLASS A SHARES 4/5/93
   Adjusted for Maximum Sales Charge             3.74%      N/A        N/A          14.99%
   Not Adjusted for Sales Charge                 9.78%      N/A        N/A          16.44%
 CLASS B SHARES 6/30/94
   Adjusted for Maximum Sales Charge             3.93%      N/A        N/A          18.99%
   Not Adjusted for Sales Charge                 8.90%      N/A        N/A          19.55%
 CLASS S SHARES 6/30/94
   Adjusted for Maximum Sales Charge             4.00%      N/A        N/A          19.01%
   Not Adjusted for Sales Charge                 8.97%      N/A        N/A          19.56%
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
 CLASS A SHARES 7/18/90
   Adjusted for Maximum Sales Charge            (8.10%)     6.34%      N/A           1.70%
   Not Adjusted for Sales Charge                (2.49%)     7.61%      N/A           2.91%
 CLASS B SHARES 6/30/94
   Adjusted for Maximum Sales Charge            (7.57%)     N/A        N/A           0.85%
   Not Adjusted for Sales Charge                (3.19%)     N/A        N/A           1.55%
 CLASS S SHARES 6/30/94
   Adjusted for Maximum Sales Charge            (7.65%)     N/A        N/A           0.82%
   Not Adjusted for Sales Charge                (3.26%)     N/A        N/A           1.53%
-------------------------------------------------------------------------------------------------------------
NORTHWEST FUND
 CLASS A SHARES
   Adjusted for Maximum Sales Charge            37.95%     15.60%     17.53%                      402.71%
   Not Adjusted for Sales Charge                44.47%     16.68%     18.07%                      421.69%
 CLASS B SHARES 3/30/94
   Adjusted for Maximum Sales Charge            40.17%      N/A        N/A          20.29%         94.66%
   Not Adjusted for Sales Charge                43.17%      N/A        N/A          20.47%         96.66%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                  Aggregate
                                                                                               Total Return for
                                                                                    Since      Ten Year Period
Fund and inception date                                                             Date      or  from Date of
                                                                                      of        Inception, if
                                              One Year   Five Year   Ten Year     Inception        shorter
-------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
 CLASS A SHARES 7/18/90
   Adjusted for Maximum Sales Charge             6.15%     13.17%      N/A          12.87%
   Not Adjusted for Sales Charge                12.63%     14.52%      N/A          13.77%
 CLASS B SHARES 6/30/94
   Adjusted for Maximum Sales Charge             6.78%      N/A        N/A          16.43%
   Not Adjusted for Sales Charge                11.78%      N/A        N/A          17.01%
 CLASS S SHARES 6/30/94
   Adjusted for Maximum Sales Charge             6.78%      N/A        N/A          16.43%
   Not Adjusted for Sales Charge                11.78%      N/A        N/A          17.01%
-------------------------------------------------------------------------------------------------------------

     Each Portfolio is modeled after an investment strategy used by the Sierra Asset Management ("SAM") program, an investment management service offered by Sierra Investments Services Corp., the Portfolios' former investment adviser, that allocates investments across a combination of the underlying Funds. Set forth below is certain performance data for the Portfolios and, prior to the Portfolios' inception, those strategies. Performance information for the strategies is deemed relevant because each strategy was managed using virtually the same investment objectives, policies and restrictions as those used by the Portfolios. Nonetheless, the performance data is not necessarily indicative of the future performance of the Portfolios.

     Because of certain differences in the expenses applicable to the SAM program and the Portfolios, the following performance information has been adjusted by applying the current total expense ratios for the Class A Shares of the Portfolios. The average annual total return of the following investment strategies for the one-year period, the five-year period and the period from inception of the strategy, in each case ended December 31, 1997, was as follows:

--------------------------------------------------------------------------------------

                                                                            Since Date
                                                                                of
Portfolio/strategy and inception date      One Year   Five Year   Ten Year   Inception
--------------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO
   CLASS A SHARES 5/31/95
      Adjusted for Maximum Sales Charge        5.71%     N/A        N/A          14.26%
      Not Adjusted for Sales Charge           12.16%     N/A        N/A          16.91%
   CLASS B SHARES 5/31/95
      Adjusted for Maximum Sales Charge        6.31%     N/A        N/A          15.20%
      Not Adjusted for Sales Charge           11.31%     N/A        N/A          16.12%
--------------------------------------------------------------------------------------
CONSERVATIVE GROWTH PORTFOLIO
   CLASS A SHARES  9/30/90
      Adjusted for Maximum Sales Charge        2.68%     9.90%      N/A          11.30%
      Not Adjusted for Sales Charge            8.65%    11.15%      N/A          12.18%
   CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge        2.87%     N/A        N/A          11.09%
      Not Adjusted for Sales Charge            7.87%     N/A        N/A          11.74%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
BALANCED PORTFOLIO
   CLASS A SHARES 9/30/90
      Adjusted for Maximum Sales Charge        4.43%     8.84%      N/A           9.43%
      Not Adjusted for Sales Charge           10.22%    10.02%      N/A          10.25%
   CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge        4.40%     N/A        N/A          10.33%
      Not Adjusted for Sales Charge            9.40%     N/A        N/A          11.00%
--------------------------------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO
   CLASS A SHARES 3/31/93
      Adjusted for Maximum Sales Charge        5.29%     N/A        N/A           6.59%
      Not Adjusted for Sales Charge           10.25%     N/A        N/A           7.63%
   CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge        4.43%     N/A        N/A           9.35%
      Not Adjusted for Sales Charge            9.43%     N/A        N/A          10.03%
--------------------------------------------------------------------------------------
INCOME PORTFOLIO
   CLASS A SHARES 9/30/90
      Adjusted for Maximum Sales Charge        3.41%    4.73%       N/A           6.93%
      Not Adjusted for Sales Charge            8.29%    5.70%       N/A           7.62%
   CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge        2.48%     N/A        N/A           5.88%
      Not Adjusted for Sales Charge            7.48%     N/A        N/A           6.61%
--------------------------------------------------------------------------------------

     The performance of a Fund's Class A, Class B and Class S Shares and the Portfolio's Class A and Class B shares will vary from time to time depending upon market conditions, the composition of the Fund's or Portfolio's portfolio and the Fund's or Portfolio's operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's or Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund or Portfolio with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Investors should recognize that, because the Funds other than the Equity Funds and each of the Portfolios will have a high component of fixed-income securities, in periods of declining interest rates the yields of the Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Funds and Portfolios from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's or Portfolio's securities, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur. Comparative performance information may be used from time to time in advertising the Trusts' Class A, Class B and Class S Shares, including data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average and other industry publications. The International Growth Fund may compare its performance to other investments or relevant indexes consisting of Morgan Stanley Capital International EAFE Index, the Standard & Poor's 500 Index, the Lipper International Fund Index and The Financial Times World Stock Index.

                                     TAXES

     The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information and all references to the Funds in this discussion includes the Portfolios. New legislation, as well as administrative changes or court decisions, may significantly alter the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the other Funds within a Trust. Each of the Funds intends to continue qualifying as a "regulated investment company" ("RIC") as
                                                                     ---
defined under Subchapter M of the Code. A Fund that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders.

     In order to qualify as a RIC under the Code, in addition to satisfying the distribution requirement described above, each Fund must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options futures, and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not represent more than 10% of the outstanding voting securities of such issuer or exceed 5% of the value of the Fund's total assets and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities and securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will in general be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders.

     Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and tax-exempt interest income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

     The Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds will be qualified to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund's taxable year, at least 50% of the total value of a Fund's assets consist of obligations the interest on which is exempt from federal income tax. Part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these funds will not be deductible for federal income tax purposes or, in the case of the California and Florida Funds, for California and Florida income tax purposes. Any loss on the sale or exchange of shares in these Funds held for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholders with respect to such shares. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or who are related to substantial users) of facilities financed by "private activity bonds" or "industrial development bonds." For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, as noted in the Prospectus, some or all of these Funds' dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporate shareholder's federal "excess net passive income" tax liability. Similar rules apply for California State personal income tax purposes. Shareholders should consult their own tax advisers as to whether they are (1) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (2) subject to federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax. Issuers of bonds purchased by the Municipal Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

     Distributions made by the Fixed-Income Funds generally will not be eligible for the dividends received deduction otherwise available to corporate taxpayers. In addition, the dividends received deduction shall be disallowed with respect to a dividend from any other Fund unless a corporate shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date.

     As described above and in the Prospectus, certain of the Funds may invest in certain types of futures contracts and options. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as RICs. As a general rule, these investment activities may increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to a Fund's shareholders.

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, if a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles (or other similar transactions), it will be subject to special tax rules (including mark-to-market, straddle, wash sale, short sale and constructive sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     As a general rule, a Fund's gain or loss on a sale or exchange of an investment will be a "20% Rate Gain" if the Fund has held the investment for more than eighteen months, "28% Rate Gain" if it has held the investment for more than twelve months but not more than eighteen months, and short-term capital gain if it has held the investment for twelve months or less. Furthermore, as a general rule, a shareholder's gain on a sale or redemption of Fund shares will be "20% Rate Gain" if the shareholder has held the Fund shares for more than eighteen months, "28% Rate Gain" if the shareholder has held the investment for more than twelve months but not more than eighteen months, and short-term capital gain if the shareholder has held the Fund shares for twelve months or less.

     While only the Equity Funds expect to realize a significant amount of net long-term capital gains (i.e. 20% Rate Gain and 28% Rate Gain), any such realized gains will be distributed as described in the Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to
                ----------------------
shareholders as 20% Rate Gain or 28% Rate Gain, respectively, regardless of how long a shareholder has held Fund shares, and will be designated as such in a written notice mailed to the shareholder after the close of the Fund's taxable year. Any loss on the sale or exchange of shares in a Fund that have been held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend received by the shareholder with respect to such shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND

     If at the end of the International Growth Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes.

     In addition, investment by a Fund in an entity that qualified as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. This tax or charge may be avoided, however, by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

FLORIDA TAXES

     Taxation of Fund Shares.  Florida does not impose an income tax on
     -----------------------
individuals. Thus, dividends and distributions paid by the Florida Insured Municipal Fund to individuals who are residents of Florida are not taxable by Florida. Florida imposes an income tax on corporations and similar entities at a rate of 5.5%. Distributions of investment income and capital gains by the Florida Insured Municipal Fund will be subject to Florida corporate income tax. Accordingly, investors in the Florida Insured Municipal Fund, including, in particular, investors that may be subject to the Florida corporate income tax, should consult their tax advisors with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

     Florida imposes a tax on intangible personal property owned by Florida residents. Shares in the Florida Insured Municipal Fund constitute intangible personal property for purposes of the Florida intangible personal property tax. Thus, unless an exemption applies, shares in the Florida Insured Municipal Fund will be subject to the Florida intangible personal property tax. Florida provides an exemption for shares in an investment fund if the fund's portfolio of assets consists solely of assets exempt from the Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations issued by the State of Florida and its political subdivisions, municipalities, and public authorities; obligations of the United States Government or its agencies; and cash.

     The Florida Insured Municipal Fund has received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, the Insured Municipal Fund's assets consist solely of assets exempt from the Florida intangible personal property tax, shares of the Florida Insured Municipal Fund will be exempt from the Florida intangible personal property tax in the following year. Based on the ruling, if the Insured Municipal Fund's assets consist, on the last business day of the calendar year, solely of assets exempt from the Florida intangible personal property tax, shares of the Florida Insured Municipal Fund owned by Florida residents will be exempt from the Florida intangible personal property tax. If shares of the Fund are subject to the Florida intangible personal property tax because less than 100% of the Fund's assets on the last business day of the calendar year consists of assets exempt from the Florida intangible personal property tax, only the portion of the net asset value of a share of the Florida Insured Municipal Fund that is attributable to obligations of the United States Government will be exempt from taxation.

     Taxation of the Florida Insured Municipal Fund.  If the Fund does not have
     ----------------------------------------------
a taxable nexus to Florida, such as through the location of the Florida Fund's activities or those of its advisors within the state, under present Florida law, the Fund is not subject to Florida corporate income taxation. Additionally, if the Fund's assets do not have a taxable situs in Florida as of January 1 of each calendar year, the Fund will not be subject to the Florida intangible personal property tax. If the Fund has a taxable nexus to Florida or the Fund's assets have a taxable situs in Florida, the Fund will be subject to Florida taxation. The Florida Insured Municipal Fund intends to operate so as not to be subject to Florida taxation.

SHAREHOLDER STATEMENTS

     Each shareholder will receive after the close of the calendar year an annual statement and such other written notices as are appropriate as to the federal income and California State personal income tax status of the shareholder's dividends and distributions received from the Fund for the prior calendar year. These statements will also inform shareholders as to the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes and as to the exempt portion, if any, of the shareholder's shares of the Florida Insured Municipal Fund for purposes of the Florida State intangible personal property tax for the current tax year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California State personal income taxation and the dollar amount of dividends subject to federal income taxation or California State personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal or Florida Insured Municipal Funds earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend (or of each day's taxable net investment income) as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that the taxpayer identification number is correct and that the shareholder is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSIDERATIONS GENERALLY AFFECTING A FUND AND ITS SHAREHOLDERS, AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THEIR STATE AND LOCAL TAX LIABILITIES.

                                  DISTRIBUTOR

     WM Funds Distributor, Inc. (referred to as the Distributor in this SAI), is the distributor of the Class A, Class B, Class I and Class S shares of the Funds and Class A and Class B shares of the Portfolios. The Distributor, located at 1201 Third Avenue, Suite 780, Seattle, Washington 98101, is an indirect wholly owned subsidiary of Washington Mutual.

     Each of the Funds (other than the WM Strategic Asset Management Portfolios, which have only Class A and Class B distribution plans and the Target Maturity 2002 Fund which has only a Class A distribution plan) has three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class S shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. Under
                                         ---------------
the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of .25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class S Shares of the Funds at an annual rate of .75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares of the Funds, including payments to the Distributor's representatives or others for selling shares. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans.

     In addition to providing for the expenses discussed above, each Rule 12b-1 Plan also recognizes that the Advisor may use its investment advisory fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund, material compensation in the form of merchandise or trips. Salespersons including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual) and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another, and may receive additional compensation or other incentives for selling Fund shares.

     Prior to March 20, 1998 WM Investment Services Corp. (formerly named Sierra Investment Services Corp.) served as the distributor for WM Trust II. For the fiscal years ended June 30, 1997, 1996 and 1995, WM Investment Services Corp. (formerly Sierra Investment Services Corp.) received distribution fees totaling (after waivers of fees) $5,278,281, $6,430,836 and $6,715,281, respectively, in the aggregate, from the Funds under the Class A Plan. For the same periods, WM Investment Services Corp. received $13,944, $0 and $58,212, respectively, representing contingent deferred sales charges on redemptions of Class A Shares of the Funds. In addition, for the fiscal years ended June 30, 1997, 1996 and 1995, WM Investment Services Corp. received $303,490, $637,291 and $7,099,863, respectively, representing compensation from front-end sales charges on Fund shares sold. For each fiscal year ended June 30, 1997, 1996 and 1995, WM Investment Services Corp. voluntarily waived no distribution fees in the aggregate. During the fiscal year ended June 30, 1997, WM Investment Services Corp. incurred distribution and operating expenses with respect to Class A Shares of the Funds totaling $6,079,202 consisting of $27,338 for advertising; $30,593 for marketing promotion; $570,250 for preparation, printing and distribution of sales literature and shareholders reports; $398,006 for fulfillment; $88,956 for seminars; $390,128 for salaries to the personnel of WM Investment Services Corp.; $777,480 in commissions and additional compensation to the personnel of WM Investment Services Corp.; $136,410 for occupancy; $105,953 for telephone; and $577,885 in administration expenses.

     WM Investment Services Corp. also served as distributor of Class B and S Shares of the WM Trust II. For the fiscal year ended June 30, 1997, WM Investment Services Corp. received distribution fees from the Funds totaling $666,137, in the aggregate under the Class B Distribution Plan and $474,374, in the aggregate under the Class S Distribution Plan. For the same period, WM Investment Services Corp. received $487,579, representing CDSC on redemptions of Class B Shares of the Funds and $210,159, representing CDSC on redemptions of Class S shares of the Funds. For the fiscal year ended June 30, 1997, WM Investment

Services Corp. did not waive any distribution fees. WM Investment Services Corp. paid out all of the distribution related fees it received for each of the Class B and Class S Shares to the financier of the sales commissions paid on sale of Class B and S Shares, respectively.

     Prior to December 20, 1995, Funds Distributor Inc. ("FDI") served as a co-
                                                          ---
distributor of Class B and Class S Shares of the WM Trust II. For the fiscal year ended June 30, 1997, FDI received distribution fees from the Funds totaling $850,960, in the aggregate under the Class B Distribution Plan and $568,659, in the aggregate under the Class S Distribution Plan. For the same period, FDI received $593,638, representing CDSC on redemptions of Class B Shares of the Funds and $317,053, representing CDSC on redemptions of Class S Shares of the Funds. For the fiscal year ended June 30, 1997 FDI did not waive any distribution fees. FDI paid out all of the distribution related fees it received for each of the Class B and Class S Shares to the financier of the sales commissions paid on sale of Class B Shares and Class S Shares, respectively.

     WM Funds Distributor, Inc. (formerly Composite Funds Distributor, Inc. and referred to as the Distributor in this SAI) serves as the distributor for the Funds within WM Trust I. The Money Market and Tax-Exempt Money Market Funds reimbursed the Distributor $50,492 and $0, respectively, for distribution expenses incurred during 1997. Of this amount, $28,559 was paid for printing and $21,933 was for other distribution-related expenses. During 1996 the Money Market and Tax-Exempt Money Market Funds reimbursed the Distributor $20,720 and $0, respectively and in 1995 each reimbursed the Distributor $18,754 and $0, respectively.

     During 1997 the Money Market and Tax-Exempt Money Market Funds compensated the Distributor $2,233 and $91, respectively, for the sale of Class B shares. During 1996, the Money Market and Tax-Exempt Funds compensated the Distributor $1,270 and $16, respectively, for the sale of Class B shares. During 1995, the Money Market and Tax-Exempt Portfolios compensated the Distributor $702 and $11, respectively, for the sale of Class B shares.

     During the fiscal year ended December 31, 1997, the Distributor received contingent deferred sales charge payments of $5,618 and $0 upon redemption of Class B shares of the Money Market Fund and Tax-Exempt Fund, respectively. For the fiscal year ended December 31, 1996, the Distributor received contingent deferred sales charge payments of $5,275 and $0 upon redemption of Class B shares of the Money Market Fund and Tax-Exempt Money Market Fund, respectively. No brokerage fees were paid by the Fund to the Distributor during the year, but the Distributor may act as broker on portfolio purchases and sales should it become a member of a securities exchange.

     The U.S. Government Securities, Income, and Tax-Exempt Bond Funds reimbursed the Distributor in the amounts of $248,837, $169,132 and $407,707, respectively, for distribution expenses incurred on behalf of Class A shares during the year ended December 31, 1997. Of this amount, $119,084, $77,335 and $200,406 was paid on behalf of the U.S. Government Securities, Income, and Tax-Exempt Bond Funds, respectively, to selected dealers and registered representatives of the Distributor for their shareholder servicing activities, and $129,748, $91,797 and $207,301, respectively, was paid for other distribution related expenses.

     During the fiscal years 1996 and 1995, the U.S. Government Securities Fund reimbursed the Distributor $218,510 and $343,633, respectively; the Income Fund reimbursed the Distributor $133,600 and $168,531, respectively; and the Tax-Exempt Bond Fund reimbursed the Distributor $315,034 and $432,854, respectively, for distribution expenses related to Class A shares.

     During the fiscal years ended December 31, 1997 and 1996, respectively, the U.S. Government Securities Fund compensated the Distributor in the amounts of $29,872 and $26,484, respectively; the Income Fund compensated the Distributor in the amounts of $78,016 and $57,828, respectively, and the Tax-Exempt Bond Fund compensated the Distributor $66,282 and $40,939, respectively, for the sale of Class B shares.

     During the 1997, 1996 and 1995 fiscal years, the Distributor received $55,967, $89,694 and $150,970, respectively, for the sale of U.S. Government Securities Fund Class A shares; $102,701, $156,410 and $209,703, respectively, for the sale of Income Fund Class A shares; and $195,489, $282,768 and $341,454, respectively, for the sale of Tax-Exempt Bond Fund Class A shares.

     During the fiscal year ended December 31, 1997, the Distributor received contingent deferred sales charge payments of $8,623, $20,754 and $11,543 upon redemption of Class B shares of the U.S. Government Securities, Income, and Tax-Exempt Bond Funds, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.

     The Bond & Stock, Growth & Income and Northwest Funds reimbursed the Distributor in the amounts of $701,288, $563,809 and $537,269, respectively, for distribution expenses incurred on behalf of Class A shares during fiscal 1997. Of this amount, $271,656, $205,286 and $210,705 was paid on behalf of the Bond & Stock, Growth & Income and Northwest Funds to sales personnel of the Distributor and to selected dealers for their shareholder servicing activities; $30,762, $57,056 and $46,096, respectively, was paid for printing; and $195,701, $167,292 and $257,705, respectively, was paid for other advertising expenses.

     During fiscal years 1996 and 1995, the Bond & Stock Fund reimbursed the Distributor $394,279 and $356,379, respectively; the Growth & Income Fund reimbursed the Distributor $265,579 and $203,566, respectively; and Northwest reimbursed the Distributor $360,642 and $279,851, respectively, for distribution expenses related to Class A shares.

     During fiscal years 1997, 1996 and 1995, the Bond & Stock Fund compensated the Distributor in the amounts of $334,855, $148,688 and $46,435, respectively; the Growth &

Income Fund compensated the Distributor $365,290, $151,222 and $49,988, respectively; and the Northwest Fund compensated the Distributor $247,630, $106,606 and $49,126, respectively, for distribution expenses related to Class B shares.

     During the 1997, 1996 and 1995 fiscal years, the Distributor received $885,598, $1,064,004 and $471,479, respectively, for the sale of Bond & Stock Class A shares. The Distributor retained $710,403, $1,047,926 and $471,455, respectively, for the same time periods, with the balance paid to dealers for their sales of Bond & Stock Class A shares.

     During the 1997, 1996 and 1995 fiscal years, the Distributor received $825,142, $586,437 and $384,766, respectively, for the sale of Growth & Income Class A shares. The Distributor retained $666,246, $563,398 and $384,647, respectively, for the same time periods, with the balance paid to dealers for their sales of Growth & Income Class A shares.

     During the fiscal years 1997, 1996 and 1995 the Distributor received $799,120, $517,022 and $348,729, respectively, for the sale of Northwest Class A shares. The Distributor retained $551,530, $465,694 and $337,189, respectively, for the same time periods, with the balance paid to dealers for their sales of Northwest Class A shares.

     During the fiscal year ended October 31, 1997, the Distributor received contingent deferred sales charge payments of $63,218, $63,310 and $37,195 upon redemption of Class B shares of Bond & Stock, Growth & Income, and Northwest, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.

                                   APPENDIX

            DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF'S CORPORATE BOND RATINGS

     Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

DESCRIPTION OF FITCH'S CORPORATE BOND RATINGS

     Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS

     AAA - Prime - These bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions

(including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA - High Grade - Bonds in this group have a very strong capacity to pay interest and repay principal and differ from the highest rated debt only in small degree.

     A - Good Grade - Bonds in this category have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Regarding municipal bonds, the rating differs from the two higher ratings because:

     General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

     BBB - Medium Grade - Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds - Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

     BB, B, CCC, CC and C - Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     D - Bonds rated D are in default, or the obligor has filed for bankruptcy. The D rating is issued when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa:  Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing, from superior liquidity support, or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation of MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

     Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Ratings of Duff-1 are further refined by the gradations of "1+" and "1-". Issues rated Duff-1+ have the highest certainty of timely payment, outstanding short term liquidity, and safety just below risk-free U.S. Treasury short-term obligations. Issues rated Duff-1- have high certainty of timely payment, strong liquidity factors supported by good fundamental protection factors, and small risk factors. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

     The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

                             FINANCIAL STATEMENTS
                             --------------------

     Incorporated herein by reference are the audited financial statements for the fiscal year ended June 30, 1997 for each of the Funds within WM Trust II and each of the Portfolios, together with the Report of Independent Accountants of Price Waterhouse LLP thereon, and the unaudited financial statements for the six months ended December 31, 1997 for such Funds and Portfolios. Also incorporated herein by reference are the audited financial statements for the fiscal year ended October 31, 1997 or December 31, 1997, as the case may be, for each of the Funds within WM Trust I, together with the Report of Independent Accountants of LeMaster & Daniels PLLC thereon.